Exhibit 10.2

ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Last Amended by Board of Directors: February 13, 2014

Last Amended by Stockholders: February 13, 2014

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Zendesk, Inc. 2009 Stock Option and Grant Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Consultants and other key persons (including prospective employees, but conditioned on their employment) of Zendesk, Inc., a Delaware corporation (including any successor entity, the “Company”) and any Subsidiary, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, that except to the extent explicitly provided to the contrary, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Holder, or (ii) the Holder being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Holder’s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Holder being subject to a transfer of its Issued Shares or Award(s) by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) dishonest statements or acts of the grantee with respect to the Company or any Affiliate of the Company, or any of the Company’s current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) failure to perform to the reasonable satisfaction of the Company the grantee’s duties and responsibilities assigned or delegated which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) gross negligence, willful misconduct or insubordination of the grantee with respect to the Company or any Affiliate of the Company; or (v) a violation of any provision of any agreement(s) between grantee and the Company relating to noncompetition, nondisclosure and/or assignment of inventions.

“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means “disability” as defined in Section 422(c) of the Code.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth on the final page of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code. If the Stock is admitted to quotation on a national securities exchange, the determination shall be made by reference to market quotations. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair

Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company or (ii) a change of more than 50 miles in the geographic location at which the grantee provides services to the Company.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Issued Shares, the Person holding such Award or Issued Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Stock shall be publicly held.

“Issued Shares” means, collectively, all outstanding Shares issued pursuant to Restricted Stock Awards, Unrestricted Stock Awards and Restricted Stock Units and all Option Shares.

“NASDAQ” means the NASDAQ Stock Market LLC.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Option Shares” means outstanding shares of Stock that were issued to a Holder upon the exercise of a Stock Option.

“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Issued Shares hereunder (as set forth in Section 9(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Issued Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executions, administrations, personal representations, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Repurchase Event” means (i) a Sale Event or (ii) the Holder’s Bankruptcy.

“Restricted Stock Award” means Awards granted pursuant to Section 6 and “Restricted Stock” means Shares granted pursuant to such Awards.

“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or stock as determined by the Committee, pursuant to Section 8.

“Sale Event” means the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation involving the Company in which the shares of capital stock outstanding immediately prior to such transaction represent or are converted into or exchanged for securities of the surviving or resulting entity immediately upon completion of such transaction which represent less than 50% of the outstanding voting power of such surviving or resulting entity, (iv) the acquisition of all or a majority of the outstanding capital stock of the Company in a single transaction or a series of related transactions by a Person or group of Persons, or (v) any other acquisition of the business of the Company, as determined by the Board; provided, however, that the Company’s Initial Public Offering, any subsequent public offering or another capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Series A Common Stock” means the Series A Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Series B Common Stock” means the Series B Common Stock, $0.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Service Relationship” means any relationship as an employee, part-time employee, director or other key person (including consultants) of the Company or any Subsidiary or any successor entity such that, for example, a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or consultant.

“Shares” means shares of Stock.

“Stock” means either the Series A Common Stock or the Series B Common Stock, subject to adjustments pursuant to Section 3.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 7 and “Unrestricted Stock” means Shares granted pursuant to such Awards.

SECTION 2.	ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised, except as contemplated by Section 2(c), of not less than two Directors. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the series of Stock and the number of shares of Stock to be covered by any Award and, subject to the provisions of Section 5(a)(i) below, the price, exercise price, conversion ratio or other price relating thereto; provided, however, that any grant of Series A Common Stock shall require the approval of the Board;

(iv) to determine and, subject to Section 13, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii) subject to any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Options. Subject to applicable law, the Committee, in its discretion, may delegate to the Chief Executive Officer of the Company the power to designate officers or employees to be recipients of Options of Series B Common Stock, and to determine the number of such Options of Series B Common Stock to be received by such officers or employees; provided, however, that the resolution so authorizing the Chief Executive Officer shall specify the total number of Options of Series B Common Stock the Chief Executive Officer may so award and may not delegate to the Chief Executive Officer the authority to set the strike price or the vesting terms of such Options. Any such delegation by the Committee shall also provide that the Chief Executive Officer may not grant awards to himself or herself (or other members of senior management) without the approval of the Committee. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award and may include, without limitation, the term of an Award, the provisions applicable in the event the Service Relationship terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. To the extent permitted by the Committee, Award Agreements may be executed electronically by the Award recipient.

(e) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan, subject to adjustment as provided in Section 3(b), shall be (i) up to 49,530,320 shares of Series A Common Stock and (ii) up to 49,530,320 shares of Series B Common Stock; provided, however, that the maximum aggregate number of shares authorized for issuance under the Plan shall not exceed 49,530,320 shares. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award, provided that no more than 60,000,000 shares may be issued pursuant to Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Beginning on the date that the Company becomes subject to Section 162(m) of the Code, no more than 10,000,000 Options shall be granted to any one individual in any calendar year period.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and equitable or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Sale Events.

(i) Options.

(A) In the case of and subject to the consummation of a Sale Event, the Plan and all Options issued hereunder shall terminate upon the effective time of any such Sale Event unless provision is made in connection with the Sale Event for the assumption or continuation of Options theretofore granted by the successor entity, or the substitution of such Options with new Options of the successor entity or parent thereof, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the termination of the Plan and all Options issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all such Options which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C) Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then vested exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested Options.

(ii) Option Shares. Unless otherwise provided in an Award Agreement, in the case of and subject to the consummation of a Sale Event, Option Shares shall be subject to the repurchase right set forth in Section 9(c)(i).

(iii) Restricted Stock and Restricted Stock Unit Awards.

(A) In the case of and subject to the consummation of a Sale Event, all Restricted Stock and Restricted Stock Unit Awards issued hereunder shall terminate upon the effective time of any such Sale Event unless provision is made in connection with the Sale Event for the assumption or continuation of such Awards by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with an equitable or proportionate adjustment as to the number and kind of shares subject to such Awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the termination of shares of Restricted Stock issued hereunder pursuant to Section 3(c), such shares of Restricted Stock shall be subject to the repurchase right set forth in Section 9(c)(2).

(C) Notwithstanding anything to the contrary in Section 3(c)(iii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Restricted Stock or Restricted Stock Unit Awards in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of shares of Stock subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

(iv) Unrestricted Stock Awards. Unless otherwise provided in an Award Agreement, any shares of Unrestricted Stock shall be treated in a Sale Event the same as all other Shares then outstanding.

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons (including prospective employees, but conditioned on their employment) of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that an Incentive Stock Option may be granted only to a person who, at the time the Incentive Stock Option is granted, is an employee of the Company or any Subsidiary.

SECTION 5.	STOCK OPTIONS

The grant of a Stock Option is contingent on the grantee executing a Stock Option Award Agreement. The terms and conditions of each such Stock Option Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees, all of whom must be eligible persons under Section 4 hereof.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after the date which is ten years from the date the Plan is approved by the Board.

(a) Terms of Stock Options. The Committee in its discretion may grant Stock Options to eligible officers, employees, directors, Consultants and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Committee may establish.

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit an optionee to exercise all or a portion of a Stock Option immediately at grant; provided that the Option Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option and the optionee shall be required to enter into a Restricted Stock Award Agreement and any other similar documentation required by the Company as a condition to exercise of such Stock Option; provided further that, in the case of an Award Agreement granting a Stock Option to purchase Series A Common Stock, such Award Agreement may only permit an optionee to exercise such Stock Option immediately at grant if such early exercise is explicitly approved by the Board. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any such shares unless and until a Stock Option shall have been exercised pursuant to the terms hereof and the optionee’s name shall have been entered on the books of the Company as a stockholder.

(iv) Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Option Award Agreement:

(A) In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B) If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if required by state law;

(C) If permitted by the Committee and the Initial Public Offering has occurred (or the Stock otherwise becomes publicly traded), through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, such surrendered shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(D) If permitted by the Committee and the Initial Public Offering has occurred (or the Stock otherwise becomes publicly traded), by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; and

(E) If permitted by the Committee with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No certificates for shares of Stock so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including without limitation (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the shares for the optionee’s own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate (or notation on any book entry) representing the shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c) Termination of the Service Relationship. In the event that an optionee’s Service Relationship terminates, such optionee may thereafter exercise his, her or its Stock Option, to the extent that it was vested and exercisable on the date of such termination, until the date specified below. Any portion of the Stock Option that is not exercisable on the date of termination of such Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) six months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Option Agreement), or (B) 30 days following the date on which the optionee’s Service Relationship terminates if the termination is due to any other reason (or such longer period of time as determined by the Committee and set forth in the applicable Option Agreement), or (ii) the Expiration Date set forth in the Option Agreement; provided that notwithstanding the foregoing, an Option Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

SECTION 6.	RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) to an eligible person under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees, all of whom must be eligible persons under Section 4 hereof.

(b) Rights as a Stockholder. Upon execution of a Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Shares of Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Restricted Stock Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 13 below, in writing after the Award Agreement is issued, if any, if a grantee’s employment (or other Service Relationship) with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Restricted Stock Award Agreement or Section 9(c)(ii) of the Plan.

(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Award Agreement.

SECTION 7.	UNRESTRICTED STOCK AWARDS

(a) Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

(b) Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of an eligible person under Section 4 hereof and with the consent of the Committee, each such grantee may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of any cash compensation otherwise due to such grantee in the form of shares of Unrestricted Stock.

SECTION 8.	RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or other such criteria as the Committee may determine. The grant of Restricted Stock Unit(s) is contingent on the grantee executing a Restricted Stock Unit Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement.

(b) Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to shares of Stock, if any, acquired upon settlement of a Restricted Stock Unit. A grantee shall not be deemed to have acquired any such shares unless and until a Restricted Stock Unit shall have been settled in Stock pursuant to the terms hereof, the Company shall have issued and delivered a certificate representing the shares to the grantee, and the grantee’s name shall have been entered in the books of the Company as a stockholder.

(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and any Subsidiary for any reason.

SECTION 9.	TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a) Restrictions on Transfer.

(i) Non-Transferability of Stock Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option that the optionee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

(ii) Issued Shares. No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) such transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 9, (ii) such transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (iii) the transferee consents in writing to be bound by the provisions of the Plan, including this Section 9. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of Issued Shares. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Issued Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply only with respect to the original recipient):

(A) Transfers to Permitted Transferees. The Holder may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that following such sale, assignment, or other transfer, such Issued Shares shall continue to be subject to the terms of this Plan (including this Section 9) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company.

(B) Transfers Upon Death. Upon the death of the Holder, any Issued Shares then held by the Holder at the time of such death and any Issued Shares acquired thereafter by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.

(b) Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of such Holder’s Issued Shares (other than shares of Restricted Stock which by their terms are not transferable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Issued Shares which the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 9(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares purchased by such proposed transferee shall no longer be subject to the terms of the Plan. Any Shares not sold to the proposed transferee shall remain subject to the Plan.

(c) Company’s Right of Repurchase.

(i) Right of Repurchase for Option Shares. The Company or its assigns shall have the right and option upon a Repurchase Event to repurchase from a Holder of Option Shares some or all (as determined by the Company) of the Option Shares held or subsequently acquired upon exercise of a Stock Option by such Holder at the price per share specified below. Such repurchase right may be exercised by the Company within the later of (A) six months following the date of such Repurchase Event or (B) seven months after the acquisition of such Option Shares upon exercise of a Stock Option (the “Option Shares Repurchase Period”). The “Option Shares Repurchase Price” shall be equal to the Fair Market Value of the Option Shares, determined as of the date the Committee elects to exercise its repurchase rights in connection with a Repurchase Event.

(ii) Right of Repurchase With Respect to Restricted Stock and Shares issued pursuant to an Unrestricted Stock Award or Restricted Stock Unit Award. Unless otherwise set forth in the agreement entered into by the recipient and the Company in connection with a Restricted Stock Award, Unrestricted Stock Award or Restricted Stock Unit Award, the Company or its assigns shall have the right and option upon a Repurchase Event to repurchase from a Holder of Issued Shares received pursuant to a Restricted Stock Award, Unrestricted Stock Award or Restricted Stock Unit Award some or all (as determined by the Company) of such Issued Shares at the price per share specified below. In addition, upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Issued Shares received pursuant to a Restricted Stock Award any Issued Shares which have not vested as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Repurchase Event or Termination Event as applicable (the “Non-Option Shares Repurchase Period”). The “Non-Option Shares Repurchase Price” shall be (i) in the case of Issued Shares which are vested as of the date of the Repurchase Event, the Fair Market Value of such Issued Shares as of the date the Company elects to exercise its repurchase rights in connection with a Repurchase Event and (ii) in the case of Issued Shares which have not vested as of the date of the Repurchase Event or Termination Event (as applicable), the lower of the original per share purchase price paid by the recipient subject to adjustment as provided in Section 3(b) or the current Fair Market Value of such Issued Shares as of the date the Company elects to exercise its repurchase rights in connection with a Repurchase Event or Termination Event (as applicable).

(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the Option Shares Repurchase Period or Non-Option Shares Repurchase Period, as applicable, of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the Option Shares Repurchase Price or the Non-Option Shares Repurchase Price, as applicable; provided, however, that the Company may pay the Option Shares Repurchase Price or Non-Option Shares Repurchase Price, as applicable, by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d) Drag Along Right. In the event the holders of a majority of the Company’s equity securities then outstanding (the “Majority Shareholders”) determine to enter into a Sale Event in a bona fide negotiated transaction (a “Sale”), with any non-Affiliate of the Company or any majority shareholder (in each case, the “Buyer”), a Holder of Issued Shares, including any Permitted Transferees, shall be obligated to and shall upon the written request of the Majority Shareholders: (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, his or her Issued Shares (including for this purpose all of such Holder’s or his or her Permitted Transferee’s Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise of an Option (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Issued Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 9(d).

(e) Escrow Arrangement.

(i) Escrow. In order to carry out the provisions of Sections 9(b), (c), and (d) of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Holder in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock power as to such Issued Shares. The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder and any Permitted Transferee, as the Holder’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof. At such time as any Issued Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Holder, deliver to the Holder (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section 9(e).

(ii) Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that a Holder, any Permitted Transferees or any other Person is required to sell a Holder’s Issued Shares pursuant to the provisions of Sections 9(b), (c), or (d) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder, any Permitted Transferees or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Issued Shares to be sold pursuant to the provisions of Sections 9(b), (c), or (d), such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

(f) Lockup Provision. A Holder agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Issued Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith (such period not to exceed 210 days). The underwriters in connection with such registration are intended third-party beneficiaries of this Section 9(f) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 9(f) or that are necessary to give further effect thereto.

(g) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s Stock, the restrictions contained in this Section 9 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Issued Shares.

(h) Termination. The terms and provisions of Section 9(b), Section 9(c) (except for the Company’s right to repurchase unvested Restricted Stock Awards upon a Termination Event) and Section 9(d) shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which shares of the Company (or a successor entity) of the same class as the Issued Shares are registered under Section 12 of the Exchange Act and publicly traded on NASDAQ or any national security exchange.

SECTION 10.	TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Committee, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 11.	SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.

SECTION 12.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or a reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan; provided, that such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under the Plan for the purpose of satisfying changes in law or for any other lawful purpose), but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Awards and by granting such holders new Awards in replacement of the cancelled Awards. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 13 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c).

SECTION 14.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder; provided, that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 15.	GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares of Stock without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate. The Committee may also condition the issuance of Stock pursuant to an Award on the recipient becoming a party to the Company’s Right of First Refusal and Co-Sale Agreement, Voting Agreement or other similar agreements.

(b) Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f) Legend. Any certificate(s) representing the Issued Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers) contained in the Zendesk, Inc. 2009 Stock Option and Grant Plan and any agreement entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

SECTION 16.	EFFECTIVE DATE OF PLAN

The Plan shall become effective upon approval of stockholders, within 12 months following the adoption of the Plan by the Board, in accordance with applicable state law, and the Company’s articles of incorporation and bylaws. Subject to such approval by the stockholders and to the requirement that no Stock Option or other Award may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier.

SECTION 17.	GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of Massachusetts, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Massachusetts.

Date Originally Approved by Board of Directors:	July 24, 2009

Date Originally Approved by the Stockholders:	July 24, 2009

NON-QUALIFIED STOCK OPTION AGREEMENT

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Pursuant to the Zendesk, Inc. 2009 Stock Option and Grant Plan, as amended (the “Plan,” attached herein and marked Appendix A), Zendesk, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the undersigned optionee (the “Optionee”), who is an employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase all or any part of the number of shares of Series B Common Stock, par value $0.01 per share (“Series B Common Stock”) of the Company indicated on the Stock Option Grant Notice (“Grant Notice,” attached herein and marked Appendix D) (the “Underlying Shares,”), at the exercise price per share indicated in the Grant Notice (the “Option Exercise Price”), by filing a Stock Option Exercise Notice (“Exercise Notice”) in the form attached herein and marked Appendix B. Such Exercise Notice may be filed on or prior to the expiration date (“Expiration Date”) indicated in Grant Notice, or such earlier date as is specified herein, subject to the terms and conditions set forth in this Non-Qualified Stock Option Agreement (this “Agreement”) and in the Plan. This Stock Option is intended to be a non-qualified stock option.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Non-Qualified Stock Option Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) This Stock Option shall be immediately exercisable, regardless of whether the Underlying Shares are vested.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the Underlying Shares shall be vested on the respective dates indicated below:

(i) All Underlying Shares shall initially be unvested.

(ii) The Underlying Shares shall vest in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), this Stock Option may continue to be exercised, to the extent the Underlying Shares are vested on the date of termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability (as defined in Section 422(c) of the Code) or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code), and unless otherwise determined by the Committee, this Stock Option may continue to be exercised, to the extent the Underlying Shares are vested on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Stock Option with respect to Underlying Shares that are not vested on the date of termination of the Service Relationship shall terminate immediately and be null and void.

2. Exercise of Stock Option. The Optionee may exercise this Stock Option only in the following manner:

(a) Prior to the Expiration Date, the Optionee may deliver an Exercise Notice indicating his or her election to purchase some or all of the Underlying Shares. Such notice shall specify the number of Underlying Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Underlying Shares, if any, that have previously vested, and then with respect to the Underlying Shares that will next vest, with the Underlying Shares that vest at the latest date being exercised last. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) In the event the Optionee exercises a portion of this Stock Option with respect to Underlying Shares that have not vested, the Optionee shall also deliver a Restricted Stock Agreement covering such unvested Underlying Shares in the form attached herein and marked Appendix C (the “Restricted Stock Agreement”) with the same vesting schedule for such Underlying Shares as set forth for the Underlying Shares herein. The Restricted Stock Agreement shall be deemed a Restricted Stock Award and all Underlying Shares so acquired pursuant to such Restricted Stock Agreement shall be deemed Restricted Stock for all purposes under the Plan.

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the

Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

5. Restrictions on Transfer of Underlying Shares. The Underlying Shares acquired upon exercise of the Stock Option may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Optionee may transfer the Underlying Shares without such consent (i) to a Permitted Transferee or upon the death of the Optionee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) following an Initial Public Offering. In addition, such Underlying Shares shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and, if applicable, the Restricted Stock Agreement.

6. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase the Underlying Shares deemed Restricted Stock as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

7. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the outstanding shares of Series B Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Underlying Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Underlying Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC., San Francisco, CA

By:
Alan Black, CFO

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement.

The undersigned also hereby acknowledges and agrees that the Underlying Shares are subject to transfer restrictions as set forth in Section 5 of the Agreement.

This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE (Sign)

Printed name:

Address:

SPOUSE’S CONSENT (if Optionee’s state of residence is Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin)

I acknowledge that I have read the foregoing Non-Qualified Stock Option Agreement and understand the contents thereof.

Sign:

DESIGNATED BENEFICIARY (if Optionee wishes to designate in accordance with Sec. 4)

Beneficiary Name:

Address:

APPENDIX A

ZENDESK, INC. 2009 STOCK OPTION AND GRANT PLAN

APPENDIX B

STOCK OPTION EXERCISE NOTICE FOR VESTED AND EARLY EXERCISE

To:	Zendesk, Inc., attention Chief Financial Officer

Pursuant to the terms of my stock option agreement(s) between the undersigned and Zendesk, Inc. (the “Company”) under the Zendesk, Inc. 2009 Stock Option and Grant Plan, I hereby exercise such option by including herein payment in the form of a personal check representing the purchase price for the Underlying Shares.

Name of Optionee:	Today’s Date

	# of Underlying Shares	Strike Price per Underlying Share	Aggregate exercise price
Number of Underlying Shares underlying options originally granted on _____________, 20___		$
(if multiple options are involved, please list separately)

Vested Underlying Shares that I am acquiring		$	$

Unvested Underlying Shares that I am acquiring by exercising early		$	$

Unvested Underlying Shares that I am not acquiring now

Payment to Zendesk			$

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company, including tax advisers with regards to any tax implications involved with exercising a Non-Qualified Stock Option.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Underlying Shares and am able to bear the economic risk of holding such Underlying Shares for an indefinite period of time.

(v) I understand that the shares of Series B Common Stock that I acquire upon exercise of the Options (using Appendix B) as well as any shares of Series A Common Stock and Series B Common Stock that I have previously purchased, been granted, or that are subject to other awards made to you under the Plan, may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that I may transfer any such shares without such consent (i) to a Permitted Transferee (as defined in the Plan) or upon my death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) subject to the other transfer restrictions as set forth in Section 9 of the Plan, upon an Initial Public Offering.

(vi) I understand that the Underlying Shares may not be registered under the Securities Act of 1933 (it being understood that the Underlying Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Underlying Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Underlying Shares will include similar restrictive notations.

(vii) To the extent required, I have executed and delivered to the Company the Restricted Stock Agreement, attached as Appendix C to the Agreement.

(viii) I have read and understand the Plan and acknowledge and agree that the Underlying Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(ix) I understand and agree that the Company has a right of first refusal with respect to the Underlying Shares pursuant to Section 9(b) of the Plan.

(x) I understand and agree that the Company has certain repurchase rights with respect to the Underlying Shares (including, without limitation, Underlying Shares deemed Restricted Stock issued pursuant to a Restricted Stock Award) pursuant to Section 9(c) of the Plan.

(xi) I understand and agree that I may not sell or otherwise transfer or dispose of the Underlying Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

Sincerely yours,

OPTIONEE:

Name:

Address:

APPENDIX C

RESTRICTED STOCK AGREEMENT FOR EARLY EXERCISE OF NON-QUALIFIED STOCK OPTION

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Optionee Name
Date of Original Grant
Date of Early Exercise Notice
Number of Restricted Shares purchased herein
Price paid per share
Aggregate purchase price

All capitalized terms used in this Restricted Stock Agreement for Early Exercise Option (“Agreement”) and not otherwise defined shall have the respective meanings set forth in the Non-Qualified Stock Option Agreement (including Appendices thereto) (the “Option Agreement”) between Zendesk, Inc. (the “Company”) and undersigned Optionee granting Optionee Stock Options to purchase shares of Series B Common Stock under the Zendesk, Inc. 2009 Stock Option and Grant Plan (the “Plan”), as amended by the Amendment to Stock Option Agreement signed by the Optionee (collectively, the “Option Agreement”). This Agreement shall be considered a Restricted Stock Award for all purposes under the Plan.

Upon signing this Agreement and delivering the Stock Option Notice (“Exercise Notice”) to the Company, Company shall deliver to Optionee Underlying Shares to be acquired upon exercise, subject to the following terms:

1. Purchase and Sale of Underlying Shares; Vesting.

(a) Purchase and Sale. The Company hereby sells to the Optionee, and the Optionee is purchasing from the Company, the number of Underlying Shares set forth in the Exercise Notice, pursuant to the Option Agreement, for the aggregate Option Exercise Price for the Underlying Shares so purchased.

(b) Vesting. The risk of forfeiture shall lapse with respect to the Underlying Shares, and such Underlying Shares shall become vested, on the respective dates indicated on the Vesting Schedule set forth in Appendix D to the Option Agreement. The Underlying Shares shall be considered Shares of Restricted Stock (as defined in the Plan) for purposes of this Agreement and the Plan.

2. Repurchase Right. Upon a Termination Event or Repurchase Event, the Company shall have the right to repurchase the Underlying Shares deemed to be Restricted Stock as set forth in Section 9(c) of the Plan.

3. Restrictions on Transfer of Underlying Shares. The Underlying Shares (whether or not vested) may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Underlying Shares may be transferred without such consent (i) to a Permitted Transferee or upon death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) subject to the other transfer restrictions as set forth in Section 9 of the Plan, following a Initial Public Offering. The Underlying Shares (whether or not vested) shall remain subject to the other transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Agreement shall be subject to and governed by all the terms and conditions of the Plan.

5. Escrow and Stock Assignment. The certificates for any Underlying Shares shall be deposited in escrow with the Company to be held in escrow with the Company. Each deposited certificate shall be accompanied by a duly executed stock assignment separate from certificate in the form attached hereto as Appendix C-1 (the “Assignment”). The deposited certificates and the Assignment, together with any other assets or securities from time to time deposited with the Company pursuant to this Agreement shall remain in escrow until such time or times as the Underlying Shares are released from the Company’s right to repurchase the Underlying Shares as set forth in Section 9(c) of the Plan. If the Company (or its assignees) elects to exercise its right to repurchase the Underlying Shares as set forth in Section 9(c) of the Plan then the escrowed certificates for such Underlying Shares being repurchased (together with any other assets or securities issued with respect thereto) shall be delivered to the Company, concurrently with the payment to the Holder, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the applicable repurchase price for the Underlying Shares being repurchased, and the Optionee shall cease to have any further rights or claims with respect to such Underlying Shares (or other assets or securities attributable to such Underlying Shares).

6. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Optionee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Underlying Shares if and to the extent the Underlying Shares are entitled to voting rights. The Optionee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Underlying Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(b) Section 83(b) Election. The Optionee shall consult with the Optionee’s tax advisor to determine whether it would be appropriate for the Optionee to make an election under Section 83(b) of the Code with respect to the Underlying Shares. Any such election must be filed with the Internal Revenue Service within 30 days of the date of exercise. If the Optionee makes an election under Section 83(b) of the Code, the Optionee shall give prompt notice to the Company (and provide a copy of such election to the Company).

(c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

7. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Underlying Shares, this Agreement, or the breach, termination or validity of the Plan, the Underlying Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 - 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Underlying Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

The foregoing Restricted Stock Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC.

By:
Chief Financial Officer

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Underlying Shares purchased hereby are subject to the terms of the Plan and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Option Agreement and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT1

I acknowledge that I have read the foregoing Restricted Stock Agreement and understand the contents thereof.

Name:

[1]	A spouse’s consent if the Optionee’s state of residence is one of the following community property states: Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin.

Appendix 1 to

Restricted Stock Agreement

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Zendesk, Inc. ______ shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate(s) No. ___ herewith and hereby irrevocably constitutes and appoints the Secretary and other officers of the Company attorneys to transfer said stock on the books of the Company with full power of substitution in the premises.

Date:

By:

Print Stockholder Name:

INSTRUCTIONS: Stockholder to sign and print name only. All other blanks and date should be left blank. To be completed by Company upon exercise of repurchase right.

APPENDIX D

STOCK OPTION GRANT NOTICE

Name of Optionee:	_____________________________________________

No. of Underlying Shares	_______________ Shares of Series B Common Stock

Grant Date:	___________________________, 201___

Expiration Date:	___________________________, 202___

Vesting begins on:	___________________________, 201___ (Vesting Commencement Date)

Option Exercise Price/Share:	$0.__________

Vesting Schedule:

Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested with respect to the Underlying Shares on the respective dates indicated below:

(i) 25% of the Underlying Shares shall vest on the first anniversary of the Vesting Commencement Date; and

(ii) 2.0833% of the Underlying Shares shall vest each completed month for 36 months following the first anniversary of the Vesting Commencement Date,

so long as the Optionee maintains a Service Relationship on each such date.

Notwithstanding anything in the Agreement to the contrary in the case of a Sale Event, this Stock Option shall be treated as provided in Section 3(c) of the Plan.

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Pursuant to the Zendesk, Inc. 2009 Stock Option and Grant Plan, as amended (the “Plan,” attached herein and marked Appendix A), Zendesk, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the undersigned optionee (the “Optionee”), who is an employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase all or any part of the number of shares of Series B Common Stock, par value $0.01 per share (“Series B Common Stock”) of the Company indicated on the Stock Option Grant Notice (“Grant Notice,” attached herein and marked Appendix D) (the “Underlying Shares,” and such shares once issued shall be referred to as the “Option Shares”), at the exercise price per share indicated in the Grant Notice (the “Option Exercise Price”), by filing a Stock Option Exercise Notice (“Exercise Notice”) in the form attached herein and marked Appendix B. Such Exercise Notice may be filed on or prior to the expiration date (“Expiration Date”) indicated in Grant Notice, or such earlier date as is specified herein, subject to the terms and conditions set forth in this Incentive Stock Option Agreement (this “Agreement”) and in the Plan. This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Incentive Stock Option Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) Subject to the following limitation, this Stock Option shall be immediately exercisable, regardless of whether the Shares are vested. Exercised shares are limited to less than $100,000 in aggregate exercise price (shares time purchase price per share) on a calendar year basis. Therefore, the ability to exercise unvested options are limited if they cause the aggregate exercise price to exceed $100,000 in any one calendar year.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the Shares shall be vested on the respective dates indicated below:

(i) All Shares shall initially be unvested.

(ii) The Shares shall vest in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability (as defined in Section 422(c) of the Code) or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code), and unless otherwise determined by the Committee, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Stock Option with respect to Shares that are not vested on the date of termination of the Service Relationship shall terminate immediately and be null and void.

(d) It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after Grant Date of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent this Stock Option and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.

2. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver an Exercise Notice indicating his or her election to purchase some or all of the Shares. Such notice shall specify the number of Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Shares, if any, that have previously vested, and then with respect to the Shares that will next vest, with the Shares that vest at the latest date being exercised last. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) In the event the Optionee exercises a portion of this Stock Option with respect to Shares that have not vested, the Optionee shall also deliver a Restricted Stock Agreement covering such unvested Shares (the “Restricted Stock Agreement”) with the same vesting schedule for such Shares as set forth for such Shares herein.

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Optionee may transfer the Shares without such consent (ii) to a Permitted Transferee or upon the death of the Optionee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) following an Initial Public Offering. In addition, such Shares shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and, if applicable, the Restricted Stock Agreement.

6. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase the Underlying Shares of Restricted Stock that are unvested as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

7. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the outstanding shares of Series B Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures

(the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC., San Francisco, CA

By:
Alan Black, CFO

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement.

The undersigned also hereby acknowledges and agrees that the Option Shares are subject to transfer restrictions as set forth in Section 5 of the Agreement.

This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE (Sign)

Printed name:

Address:

SPOUSE’S CONSENT (if Optionee’s state of residence is Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin)

I acknowledge that I have read the foregoing Incentive Stock Option Agreement and understand the contents thereof.

Sign:

DESIGNATED BENEFICIARY (if Optionee wishes to designate in accordance with Sec. 4)

Beneficiary Name:

Address:

APPENDIX A

ZENDESK, INC. 2009 STOCK OPTION AND GRANT PLAN

APPENDIX B

STOCK OPTION EXERCISE NOTICE FOR VESTED AND EARLY EXERCISE

To:	Zendesk, Inc, attention Chief Financial Officer

Pursuant to the terms of my stock option agreement(s) between the undersigned and Zendesk, Inc. (the “Company”) under the Zendesk, Inc. 2009 Stock Option and Grant Plan, I hereby exercise such option by including herein payment in the form of a personal check representing the purchase price for the Underlying Shares.

Name of Optionee:	Today’s Date

	# of Options	Strike Price per Share	Extended exercise price

Number of options originally granted on ____________, 20___ (if multiple options are involved, please list separately)		$
If applicable, converted to: Number of options after March 2011 Two-for-One stock split		$
If applicable, converted to: Number of options after April 2012 Two-for-One stock split		$

Vested options that I am exercising		$	$

Unvested options that I am exercising early		$	$

Unvested options that I am not exercising now

Payment to Zendesk			$

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company, INCLUDING TAX ADVISERS WITH REGARDS TO ANY AMT (Alternative Minimum Tax) implications involved with executing an Incentive Stock Option.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Option Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.

(v) I understand that the shares of Series B Common Stock that I acquire upon exercise of the Options (using Exhibit B) as well as any shares of Series A Common Stock and Series B Common Stock that I have previously purchased, been granted, or that are subject to other awards made to you under the Plan, may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that I may transfer any such shares without such consent (i) to a Permitted Transferee (as defined in the Plan) or upon my death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) upon an Initial Public Offering.

(vi) I understand that the Option Shares may not be registered under the Securities Act of 1933 (it being understood that the Option Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Option Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Option Shares will include similar restrictive notations.

(vii) To the extent required, I have executed and delivered to the Company the Restricted Stock Agreement, attached as Appendix C to the Agreement.

(viii) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(ix) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(x) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(xi) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

Sincerely yours,

OPTIONEE:

Name:

Address:

APPENDIX C

RESTRICTED STOCK AGREEMENT FOR EARLY EXERCISE OF

INCENTIVE STOCK OPTION

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Optionee Name
Date of Original Grant
Date of Early Exercise Notice
Number of Restricted Shares purchased herein
Price paid per share
Aggregate purchase price

All capitalized terms used in this Restricted Stock Agreement for Early Exercise Option (“Agreement”) and not otherwise defined shall have the respective meanings set forth in the ]Incentive Stock Option Agreement (including Exhibits thereto) between Zendesk, Inc. (the “Company”) and \ (\the “Optionee” granting Optionee options (each, a “Stock Option”) to purchase shares of Series B Common Stock under the Zendesk, Inc. 2009 Stock Option and Grant Plan (the “Plan”), as amended by the Amendment to Stock Option Agreement signed by the Optionee (collectively, the “Option Agreement”).

Upon signing this Agreement and delivering the Early Exercise Incentive Stock Option Notice (“Exercise Notice”) to the Company, Company shall deliver to Optionee Underlying Shares subject to the following terms:

1. Purchase and Sale of Shares; Vesting.

(a) Purchase and Sale. The Company hereby sells to the Optionee, and the Optionee is purchasing from the Company, the number of Shares set forth in the Stock Option Exercise Notice , pursuant to the Option Agreement, for the aggregate Option Exercise Price for the Underlying Shares so purchased.

(b) Vesting. The risk of forfeiture shall lapse with respect to the Underlying Shares, and such Underlying Shares shall become vested, on the respective dates indicated on the Vesting Schedule set forth in Exhibit A to the Option Agreement. Until they vest, the Underlying Shares shall be considered Shares of Restricted Stock (as defined in the Plan) for purposes of this Agreement and the Plan.

2. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase the Underlying Shares of Restricted Stock that are unvested as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

3. Restrictions on Transfer of Shares. The Underlying Shares (whether or not vested) may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Underlying Shares may be transferred without such consent (i) to a Permitted Transferee or upon death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) following a Initial Public Offering. The Underlying Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Agreement shall be subject to and governed by all the terms and conditions of the Plan.

5. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Optionee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Underlying Shares if and to the extent the Underlying Shares are entitled to voting rights. The Optionee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Underlyiing Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(b) Section 83(b) Election. The Optionee shall consult with the Optionee’s tax advisor to determine whether it would be appropriate for the Optionee to make an election under Section 83(b) of the Code with respect to the Underlying Shares. Any such election must be filed with the Internal Revenue Service within 30 days of the date of exercise. If the Optionee makes an election under Section 83(b) of the Code, the Optionee shall give prompt notice to the Company (and provide a copy of such election to the Company).

(c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

6. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Shares, this Agreement, or the breach, termination or validity of the Plan, the Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 - 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 6 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

The foregoing Restricted Stock Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC.

By:
Alan Black, Chief Financial Officer

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Shares purchased hereby are subject to the terms of the Plan and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Option Agreement and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 6 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT1

I acknowledge that I have read the foregoing Restricted Stock Agreement and understand the contents thereof.

Name:

[1]	A spouse’s consent if the Optionee’s state of residence is one of the following community property states: Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin.

APPENDIX D

STOCK OPTION GRANT NOTICE

Name of Optionee:

No. of Underlying Shares	Shares of Series B Common Stock

Grant Date:	, 2012

Expiration Date:	, 2022

Vesting begins on:	, 2012

Option Exercise Price/Share:	$0.

Vesting Schedule:

Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested with respect to the Underlying Shares on the respective dates indicated below:

25% of the Underlying Shares are vested on:             , 2013

2.0833% of the Underlying Shares are vested each month for 36 months beginning on             , 2013

so long as the Optionee maintains a Service Relationship on each such date.

Notwithstanding anything in the Agreement to the contrary in the case of a Sale Event, this Stock Option shall be treated as provided in Section 3(c) of the Plan.

RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Pursuant to the Zendesk, Inc. 2009 Stock Option and Grant Plan, as amended (the “Plan,” attached herein and marked Appendix A), Zendesk, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the undersigned grantee (the “Grantee”), an award of the number of Restricted Stock Units (an “Award”) indicated on the Restricted Stock Unit Grant Notice (“Grant Notice,” attached herein and marked as Appendix B), subject to the terms and conditions set forth in this Restricted Stock Unit Award Agreement (this “Agreement”) and in the Plan. Each Restricted Stock Unit shall relate to one share (a “Share”) of Series B Common Stock.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Restricted Stock Unit Grant Notice and the Plan.

1. Conditions and Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with Section 3 of this Agreement.

(a) Time Condition. The Time Condition shall be satisfied in accordance with the Time-Based Vesting Schedule set forth in the Grant Notice.

(b) Performance Vesting. The Restricted Stock Units shall only satisfy the Performance Vesting on the first to occur of (i) immediately prior to a Sale Event or (ii) the completion of Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date.

(c) Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Time Condition and the Performance Vesting, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

2. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in Section 1(a) above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Vesting set forth in Section 1(b) above, but shall expire and be of no further force or effect on the first to occur of (a) three years after the date on which the Grantee’s Service Relationship with the Company terminates, or (b) the Expiration Date.

3. Receipt of Shares of Stock. As soon as reasonably practicable following each Vesting Date, but in no event later than March 15th of the year following the calendar year in which the Vesting Date occurs (the “Limit Date”), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have satisfied the Time Condition and Performance Vesting pursuant to Section 1 of this Agreement and which have not been previously issued by the Company to the Grantee and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares. Subject to the foregoing requirement to issue the Shares prior to the Limit Date, the Company generally expects to issue such Shares on a quarterly basis during the second month of each quarter; provided, however, that this schedule could be modified based on certain securities law restrictions at the discretion of the Company. Notwithstanding the foregoing, in the event the Company completes an Initial Public Offering, the Company reserves the right, but not the obligation, to withhold issuance of any Shares until after the termination of any lock-up period contemplated in the Plan or any contractual arrangement with the Company’s underwriters provided that the Shares are delivered prior to the Limit Date. Grantee acknowledges and agrees that the anticipated issuance schedule is reasonably practicable for all purposes under this Agreement and the Plan.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan.

5. Transfer Restrictions.

(a) Award Not Transferrable. The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee.

(b) Beneficiary Designation. This Award is personal to the Grantee. The Grantee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company and may revoke or change such designation at any time by filing written notice of revocation or change with the Company. Such beneficiary may be entitled to benefits under this Award in the event of the death of the Grantee after a Vesting Date but before the settlement of this Award in accordance with the terms and conditions of this Award. If the Grantee does not designate a beneficiary, or if the designated beneficiary predeceases the Grantee, the legal representative of the Grantee or the Grantee’s estate shall be the beneficiary.

(c) Restrictions on Transfer of Shares. The Shares acquired upon settlement of the Restricted Stock Units may not be sold, transferred or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 1 of this Agreement; (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement; and (iii) the Grantee has obtained the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Grantee may transfer the Shares without such consent specified in this subparagraph (iii): (x) to a Permitted Transferee or upon the death of the Grantee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (y) following an Initial Public Offering. In addition, the Shares shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

6. Tax Withholding.

(a) Grantee Responsible for Tax-Related Items. Regardless of any action that the Company or the Grantee’s actual employer or a Subsidiary or Affiliate of the Company with which the Grantee has a Service Relationship if the Grantee is a Consultant (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Withholding. The Grantee shall, not later than the date as of which the receipt or settlement of this Award becomes a taxable event for Federal income tax purposes, satisfy any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Such withholding shall be satisfied, in the Company’s sole discretion, (i) by the Company withholding from Shares to be issued to the Grantee a number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due; (ii) with respect to a Grantee who is not an executive officer or director of the Company nor subject to the reporting requirements of Section 16 of the Exchange Act at the time of such withholding, by the Company causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer; or (iii) by requiring the Grantee to pay to the Company, or make arrangements satisfactory to the Committee for payment of, the required tax withholding obligation.

7. Section 409A of the Code. This Award is intended to constitute a “short term deferral” for purposes of Section 409A of the Code to the greatest extent possible and the Award will be administered and interpreted in accordance with that intent. To the extent that any provision of this Agreement is ambiguous as to its exemption from Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are exempt from Section 409A of the Code. Solely for purposes of Section 409A of the Code, each issuance of Shares on (or shortly following) a Vesting Date shall be considered a separate payment. The Company makes no representation or warranty and shall have no liability to the Grantee or any other person if any provisions of this Award are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

8. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the outstanding shares of Series B Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of, this Award or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Award, this Agreement, or the breach, termination or validity of the Plan, this Award or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 9 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

10. Acknowledgements of the Grantee.

(a) The Grantee represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(b) In the event that the sale or issuance of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of this Award resulting in the transfer of Shares that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(c) Neither the Company nor any Subsidiary or Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the Service Relationship of the Grantee at any time.

(d) The Granteee understands that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof).

(e) The Grantee understands and agree that he or she may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC., San Francisco, CA

By:
Alan Black, CFO

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Award granted hereby is subject to the terms of the Plan and of this Agreement.

The undersigned also hereby acknowledges and agrees that the Shares are subject to transfer restrictions as set forth in Section 5 of the Agreement.

This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 9 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE (Sign)

Printed name:

Address:

SPOUSE’S CONSENT (if Grantee’s state of residence is Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin)

I acknowledge that I have read the foregoing Restricted Stock Unit Award Agreement and understand the contents thereof.

Sign:

DESIGNATED BENEFICIARY (if Grantee wishes to designate beneficiary):

Beneficiary Name:

Address:

APPENDIX A

ZENDESK, INC. 2009 STOCK OPTION AND GRANT PLAN

APPENDIX B

RESTRICTED STOCK UNIT GRANT NOTICE

Name of Grantee:

No. of Restricted Stock Units

Grant Date:

Expiration Date:	[seventh anniversary of Grant Date]

Vesting Commencement Date:

Time-Based Vesting Schedule:

Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder:

[25 percent] of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date (the “Initial Time Vesting Date”) provided that the Grantee continues to have a Service Relationship with the Company on the Initial Time Vesting Date

[2.0833%] of the Restricted Stock Units shall satisfy the Time Condition each completed month for [36] months following the one-year anniversary of the Vesting Commencement Date (each date, a “Time Vesting Date”), for so long as the Grantee continues to have a Service Relationship with the Company.

Notwithstanding the foregoing, the Time Condition shall only be satisfied with respect to whole Restricted Stock Units and any rounding down to a number of whole Restricted Stock Units shall correspondingly increase the number of Restricted Stock Units allocated to the [36th] Time Vesting Date.

Notwithstanding anything in this Notice or the Agreement to the contrary, in the case of a Sale Event, this Award shall be treated as provided in Section 3(c) of the Plan; provided that any Restricted Stock Units that have satisfied the Time Condition as of the consummation of such Sale Event shall either be assumed, continued or substituted for in accordance with Section 3(c)(iii)(A) of the Plan or cancelled in exchange for a cash payment in accordance with Section 3(c)(iii)(C) of the Plan. [In addition, insert any special acceleration rights here.]

Performance Vesting: As set forth in the Agreement.

STOCK OPTION AGREEMENT (AUSTRALIA)

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Pursuant to the Zendesk, Inc. 2009 Stock Option and Grant Plan, as amended (the “Plan,” attached herein and marked Appendix A), Zendesk, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the undersigned optionee (the “Optionee”), who is an employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase all or any part of the number of shares of Series B Common Stock, par value $0.01 per share (“Series B Common Stock”) of the Company indicated on the Stock Option Grant Notice (“Grant Notice,” attached herein and marked Appendix C) (the “Underlying Shares”), at the exercise price per share indicated in the Grant Notice (the “Option Exercise Price”), by filing a Stock Option Exercise Notice (“Exercise Notice”) in the form attached herein and marked Appendix B. Such Exercise Notice may be filed on or prior to the expiration date (“Expiration Date”) indicated in the Grant Notice, or such earlier date as is specified herein, subject to the terms and conditions set forth in this Stock Option Agreement (this “Agreement”) and in the Plan.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) No portion of this Stock Option may be exercised until such portion shall have both (i) vested and (ii) become exercisable in accordance with the terms herein.

(b) Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule herein, the Stock Option shall vest in accordance with Part A of the Vesting Schedule set forth in the Grant Notice (“Part A”).

(c) Except as set forth below, the Stock Option shall, to the extent the Stock Option is vested, become exercisable at the time set out in Part B of the Vesting Schedule set forth in the Grant Notice (“Part B”).

(d) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated prior to the time this Stock Option becomes exercisable in accordance with Section 1(c) above, this Stock Option shall terminate immediately upon the date of such termination and be null and void. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated at a time when this Stock Option is both vested pursuant to Section 1(b) above and exercisable pursuant to Section 1(c) above, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), at a time when this Stock Option is vested and exercisable pursuant to Section 1(b) and (c) above, this Stock Option may continue to be exercised, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability (as defined in Section 422(c) of the Code) or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code) at a time when this Stock Option is vested and exercisable pursuant to Section 1(b) and (c) above, this Stock Option may continue to be exercised, for a period of up to 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. In addition, or purposes hereof, the Optionee’s Service Relationship will be considered terminated as of the date that the Optionee is no longer actively providing services to the Company or any of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any). Unless otherwise expressly provided in this Agreement or determined by the Company, (i) the Optionee’s right to vest in the Stock Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any); the Committee. shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of his or her Stock Option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence).

2. Exercise of Stock Option. The Optionee may exercise this Stock Option to the extent it is vested and exercisable only in the following manner:

(a) Prior to the Expiration Date, the Optionee may deliver an Exercise Notice indicating his or her election to purchase some or all of the Underlying Shares. Such notice shall specify the number of Underlying Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee shall not be permitted to designate a beneficiary.

5. Restrictions on Transfer of Underlying Shares. The Underlying Shares acquired upon exercise of the Stock Option may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Optionee may transfer the Underlying Shares without such consent (i) to a Permitted Transferee or upon the death of the Optionee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) following an Initial Public Offering. In addition, such Underlying Shares (i) shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan; and (ii) may not be sold within 12 months of their date of issue unless one of the exemptions in sections 708(8), (10), (11) or (12) of the Corporations Act 2001 (Cth) applies to the sale or the sale does not require disclosure to investors under Part 6D.2 of the Corporations Act 2001(Cth).

6. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the outstanding shares of Series B Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Underlying Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

7. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Underlying Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

8. Nature of Grant. In accepting the Stock Option, the Optionee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;

(c) all decisions with respect to future Stock Option or other grants, if any, will be at the sole discretion of the Company;

(d) the Optionee is voluntarily participating in the Plan;

(e) the Stock Option and any Underlying Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f) the Stock Option and any Underlying Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purposes, including, but not limited, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the Underlying Shares is unknown, indeterminable, and cannot be predicted with certainty;

(h) if the Underlying Shares do not increase in value, the Stock Option will have no value;

(i) if the Optionee exercises the Stock Option and acquires Underlying Shares, the value of such Underlying Shares may increase or decrease in value, even below the Option Exercise Price;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Option resulting from the termination of the Optionee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and in consideration of the grant of the Stock Option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company or any of its Subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Company and its Subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k) unless otherwise provided in the Plan or by the Company in its discretion, the Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have the Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and

(l) neither the Company nor any of its Subsidiaries shall not be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of the Stock Option or of any amounts due to the Optionee pursuant to the exercise of the Stock Option or the subsequent sale of any Underlying Shares acquired upon exercise.

9. Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Stock Option grant materials (“Data”) by and among the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

The Optionee understands that the Company and its Subsidiaries may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all stock options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

The Optionee understands that Data will be transferred to a third party stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, the chosen third party stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any of its Subsidiaries will not be adversely affected; the only adverse consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Optionee Stock Options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC., San Francisco, CA

By:
Alan Black, CFO

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement.

The undersigned also hereby acknowledges and agrees that the Underlying Shares are subject to transfer restrictions as set forth in Section 5 of the Agreement.

This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE (Sign)

Printed name:

Address:

APPENDIX A

ZENDESK, INC. 2009 STOCK OPTION AND GRANT PLAN

APPENDIX B

STOCK OPTION EXERCISE NOTICE

To: Zendesk, Inc., attention Chief Financial Officer

Pursuant to the terms of my stock option agreement(s) between the undersigned and Zendesk, Inc. (the “Company”) under the Zendesk, Inc. 2009 Stock Option and Grant Plan, I hereby exercise such option by including herein payment in the form of a personal check representing the purchase price for the Underlying Shares.

Name of Optionee:	Today’s Date

	# of Underlying Shares	Option Exercise Price per Share	Extended exercise price
Number of Underlying Shares in respect of which option originally granted on ______, 20___		$
(if multiple options are involved, please list separately)

Number of Underlying Shares I am purchasing on exercise of vested and exercisable option		$	$

Payment to Zendesk			$

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company, including tax advisers with regards to any tax implications.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Underlying Shares and am able to bear the economic risk of holding such Underlying Shares for an indefinite period of time.

(v) I understand that the shares of Series B Common Stock that I acquire upon exercise of the Options (using Appendix B) as well as any shares of Series A Common Stock and Series B Common Stock that I have previously purchased, been granted, or that are subject to other awards made to me under the Plan, may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that I may transfer any such shares without such consent (i) to a Permitted Transferee (as defined in the Plan) or upon my death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) subject to the other transfer restrictions as set forth in Section 9 of the Plan, upon an Initial Public Offering. Notwithstanding the foregoing exceptions, I acknowledge and agree that any Underlying Shares may not be sold within 12 months of their date of issue unless one of the exemptions in sections 708(8), (10), (11) or (12) of the Corporations Act 2001 (Cth) applies to the sale or the sale does not require disclosure to investors under Part 6D.2 of the Corporations Act 2001(Cth).

(vi) I understand that the Underlying Shares may not be registered under the Securities Act of 1933 (it being understood that the Underlying Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Underlying Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Underlying Shares will include similar restrictive notations.

(vii) I have read and understand the Plan and acknowledge and agree that the Underlying Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(viii) I understand and agree that the Company has a right of first refusal with respect to the Underlying Shares pursuant to Section 9(b) of the Plan.

(ix) I understand and agree that the Company has certain repurchase rights with respect to the Underlying Shares pursuant to Section 9(c) of the Plan.

(x) I understand and agree that I may not sell or otherwise transfer or dispose of the Underlying Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

Sincerely yours,

OPTIONEE:

Name:

Address:

APPENDIX C

STOCK OPTION GRANT NOTICE

Name of Optionee:	_____________________________________________

No. of Underlying Shares	_______________ Shares of Series B Common Stock

Grant Date:	___________________________, 201___

Expiration Date:	___________________________, 202___ [business day prior to seventh anniversary of Grant Date]

Vesting begins on:	___________________________, 201___ (Vesting Commencement Date)

Option Exercise Price/Share:	$0.__________

Vesting Schedule:

Part A

Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested with respect to the Underlying Shares on the respective dates indicated below:

(a) 25% of the Underlying Shares shall vest on the first anniversary of the Vesting Commencement Date; and

(b) 2.0833% of the Underlying Shares shall vest each completed month for 36 months following the first anniversary of the Vesting Commencement Date,

so long as the Optionee maintains a Service Relationship on each such date.

Part B

This Stock Option shall become exercisable with respect to Underlying Shares which have vested in accordance with Part A of this Vesting Schedule, at the later of the following times:

(a)	the date such Underlying Shares have vested in accordance with Part A of this Vesting Schedule; and

(b)	the earlier to occur of the following:

(i)	the beginning of the specified period of time prior to the consummation of a Sale Event as determined by the Committee in accordance with Section 3(c)(i)(B) of the Plan; and

(ii)	that date following an Initial Public Offering when the transfer restrictions contemplated under Section 9(f) of the Plan shall have terminated.

provided, however, that, after the occurrence of one of the events described in clause (b), any portion of the Stock Option that would subsequently otherwise first be exercisable pursuant to clause (a), shall nevertheless not become exercisable until the expiration of any Company imposed trading blackout or restrictions applicable to Optionee in effect at such time as such portion of the Stock Option would otherwise have become exercisable and provided, however, that the Stock Option shall nevertheless not become exercisable until the Fair Market Value of the Underlying Shares is higher than the Option Exercise Price for a period of at least five (5) consecutive business days.

Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option shall be treated as provided in Section 3(c) of the Plan.

RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

(DENMARK)

Pursuant to the Zendesk, Inc. 2009 Stock Option and Grant Plan, as amended (the “Plan,” attached herein and marked Appendix A), Zendesk, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the undersigned grantee (the “Grantee”), an award of the number of Restricted Stock Units (an “Award”) indicated on the Restricted Stock Unit Grant Notice (“Grant Notice,” attached herein and marked as Appendix B), subject to the terms and conditions set forth in this Restricted Stock Unit Award Agreement (this “Agreement”) and in the Plan. Each Restricted Stock Unit shall relate to one share (a “Share”) of Series B Common Stock.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Conditions and Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with Section 3 of this Agreement.

(a) Time Condition. The Time Condition shall be satisfied in accordance with the Time-Based Vesting Schedule set forth in the Grant Notice.

(b) Performance Vesting. The Restricted Stock Units shall only satisfy the Performance Vesting on the first to occur of (i) immediately prior to a Sale Event or (ii) the completion of Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date.

(c) Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Time Condition and the Performance Vesting, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

2. Termination of Service Relationship. All relevant clauses in the Plan describing and/or describing vesting and/or termination will apply to the Grantee and grant of Restricted Stock Units under this Agreement, however such clauses in the Plan will be subordinated to obligatory regulation regarding vesting and termination in the Danish Act on the Use of Rights to Purchase or Subscribe for Shares etc. in Employment Relationships (in Danish “aktieoptionsloven”) (the “Stock Option Act”).

For purposes of the foregoing, the Grantee’s Service Relationship will be considered terminated as of the date the Grantee is no longer actively providing services to the Company or any Subsidiary (regardless of the reason for such termination and whether or not later to be found invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantees’s employment agreement, if any). Unless otherwise determined by the Company, the Grantee’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any). The Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Restricted Stock Unit grant (including whether the Grantee may still be considered to be providing services while on a leave of absence).

(a) Subject to Section 2(b), if the Grantee’s Service Relationship terminates for any reason (including death) prior to the satisfaction of the Time Condition set forth in Section 1(a) above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Subject to Section 2(b), any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Vesting set forth in Section 1(b) above, but shall expire and be of no further force or effect on the first to occur of (a) three years after the date on which the Grantee’s Service Relationship terminates, or (b) the Expiration Date.

(b) Due to the Stock Option Act the following shall apply if any of the following occurs: (i) Grantee’s Service Relationship is terminated by the Company or a Subsidiary at which Grantee is employed and such termination is not caused by breach of an employment contract by the Grantee (ii) the Grantee terminates the employment due to the Company’s or a Subsidiary’s material breach of Grantee’s employment contract, or (iii) Grantee’s employment terminates because the Grantee reaches the mandatory age of retirement for employees in the Company or a Subsidiary at which Grantee is employed or because Grantee is entitled to receive old-age pension from the Danish state, the Company, or a Subsidiary at which Grantee is employed, then the Restricted Stock Units granted herein shall remain available on unchanged terms as if the Grantee had still been employed. Therefore if any of the above occurs when interpreting other provisions in this Agreement, the Grantee shall be considered still employed. Also, the Grantee shall be entitled to future grants of Restricted Stock Units proportionate to the number the Grantee would have been entitled according to Agreement or custom, had the Grantee still been employed at the end of the accounting year during which Grantee’s Service Relationship was terminated.

For purposes hereof, the Committee’s determination of the reason for termination of the Grantee’s Service Relationship shall be conclusive and binding on the Grantee and his or her representatives or legatees.

3. Receipt of Shares of Stock.

(a) Subject to Section 3(b), as soon as reasonably practicable following each Vesting Date, the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have satisfied the Time Condition and Performance Vesting pursuant to Section 1 of this Agreement and which have not been previously issued by the Company to the Grantee and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

(b) If the shares underlying the Restricted Stock Units are publicly traded, the Company may elect to deliver cash wholly or partly in lieu of the Shares to be issued in connection with Section 3(a) above. If the Company chooses to deliver cash wholly or partly in lieu of the Shares to be issued in connection with Section 3(a) above (such Shares, the “Withheld Shares”), the Company shall deliver an amount of cash corresponding to the value of the Withheld Shares, as calculated based on the average closing price per share for the five (5) trading days immediately preceding the relevant Vesting Date.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan.

5. Transfer Restrictions.

(a) Award Not Transferrable. The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee.

(b) Beneficiary Designation. This Award is personal to the Grantee and the Grantee shall not be permitted to designate a beneficiary. In the event of the Grantee’s death after a Vesting Date but before the settlement of this Award in accordance with the terms and conditions of this Award, the legal representative of the Grantee or the Grantee’s estate shall be the beneficiary entitled to the benefits under this Award.

(c) Restrictions on Transfer of Shares. The Shares acquired upon settlement of the Restricted Stock Units may not be sold, transferred or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 1 of this Agreement; (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement; and (iii) the Grantee has obtained the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Grantee may transfer the Shares without such consent specified in this subparagraph (iii): (x) to a Permitted Transferee or upon the death of the Grantee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (y) following an Initial Public Offering. In addition, the Shares shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

6. Grantee Responsible for Tax-Related Items. Regardless of any action that the Company or the Grantee’s actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Company or Employer may satisfy all Tax-Related Items for which they have the obligation or authority to withhold or remit payment, in their sole discretion, (i) by withholding from Shares to be issued to the Grantee upon settlement of the Award; (ii) with respect to a Grantee who is not an executive officer or director of the Company nor subject to the reporting requirements of Section 16 of the Exchange Act at the time of such withholding, by the Company causing its transfer agent to sell from the number of Shares to be issued to the Grantee, the number of Shares necessary to satisfy the applicable Tax Related Items; or (iii) by requiring the Grantee to pay to the Company or Employer, or make arrangements satisfactory to the Committee for payment of, the required Tax Related Item. The Grantee shall not make any claim against the Employer, the Company or its Board of Directors, officers, affiliates or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the Series B Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee will be deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

7. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the outstanding shares of Series B Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of, this Award or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(d) Governing Law. To the extent certain Danish laws supersede the terms of this Agreement, either due to its provisions, legal precedence, or the laws governing the employment relationship among the Grantee and Employer, this Agreement and grant of Restricted Stock Units according to the Plan shall accordingly be governed by and construed in accordance with such Danish laws.

Subject to the foregoing limitations in this Section 7(d), the following will apply:

(i) Except as provided below, any dispute arising out of or relating to the Plan, this Agreement, or the breach, termination or validity of the Plan or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(ii) The arbitration shall commence within sixty (60) days of the date on which a written demand for arbitration is filed by any party to this Agreement. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven (7) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(iii) The Company and the Grantee (each being a party to the Agreement), and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such Party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(iv) Each Party (A) hereby irrevocably submits to the jurisdiction of the United States District Court in San Francisco County, California for the purpose of enforcing the award or decision in any such proceeding, (B) hereby waives, and agrees not to assert to the greatest degree allowed by applicable law (including any Danish law), by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (C) hereby waives and agrees not to seek, to the greatest degree allowed by any applicable law (including any Danish law) any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of all Parties and is essential to the overall purpose of this Agreement. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Acknowledgements of the Grantee.

(a) The Grantee represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(b) In the event that the sale or issuance of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of this Award resulting in the transfer of Shares that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(c) Neither the Company nor any Subsidiary or Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the Service Relationship of the Grantee at any time.

(d) The Granteee understands that the Shares may not be registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof).

(e) The Grantee understands and agrees that he or she may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

(f) The Grantee understand that although the Award is issued as a result of the Grantee’s employment with Employer, the Company will be processing the Award including all personal data obtained in connection herewith. In that respect the Grantee further accepts that any personal data that is relevant to the Company’s processing of this Award may be transferred from Employer to the Company. Such personal data includes information on the reasoning for the termination of the employment of the Grantee with Employer prior to the Expiration Date (if any).

9. Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c) all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(d) the Grantee is voluntarily participating in the Plan;

(e) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;

(f) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for any purposes, including calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(h) no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s Service Relationship (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and in consideration of the grant of the Restricted Stock Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Company, any Subsidiary or Affiliate, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries and Affiliates from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(i) unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Series B Common Stock; and

(j) neither the Company, nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

11. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Award grant materials (“Data”) by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company and the Employer may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares of Series B

Common Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

The Grantee understands that Data will be transferred to a third party stock plan service provider as may be selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the chosen stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her Service Relationship and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Grantee’s consent is that the Company would not be able to grant the Grantee Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

12. Language. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13. Exchange Control and Tax Reporting Information. The Grantee may hold Shares acquired under the Plan in a safety-deposit account (e.g., a brokerage account) with either a Danish bank or with an approved foreign broker or bank. If the Shares are held with a non-Danish broker or bank, the Grantee is required to inform the Danish Tax Administration about the safety-deposit account. For this purpose, the Grantee must file a Declaration V (Erklaering V) with the Danish Tax Administration. Both the Grantee and the bank/broker must sign the Declaration V. By signing the Declaration V, the bank/broker undertakes an obligation, without further request each year not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the safety-deposit account. In the event that the applicable broker or bank with which the safety-deposit account is held does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, the Grantee acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage or bank account and any Shares acquired at settlement and held in such account to the Danish Tax Administration as part of the Grantee’s annual income tax return. By signing the Form V, the Grantee at the same time authorizes the Danish Tax Administration to examine the account. A sample of the Declaration V can be found at the following website: www.skat.dk/getFile.aspx?Id=47392.

In addition, when the Grantee opens a deposit account or a brokerage account for the purpose of holding cash outside Denmark, the bank or brokerage account, as applicable, will be treated as a deposit account because cash can be held in the account. Therefore, the Grantee must also file a Declaration K (Erklaering K) with the Danish Tax Administration. Both the Grantee and the bank/broker must sign the Declaration K. By signing the Declaration K, the bank/broker undertakes an obligation, without further request each year, not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the deposit account. In the event that the applicable financial institution (broker or bank) with which the account is held, does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, the Grantee acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage or bank account to the Danish Tax Administration as part of the Grantee’s annual income tax return. By signing the Declaration K, the Grantee at the same time authorizes the Danish Tax Administration to examine the account. A sample of Declaration K can be found at the following website: www.skat.dk/getFile.aspx?Id=42409&newwindow=true.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC., San Francisco, CA

By:
Alan Black, CFO

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, and understands that the Award granted hereby is subject to the terms of the Plan and of this Agreement.

The undersigned also hereby acknowledges and agrees that the Shares are subject to transfer restrictions as set forth in Section 7 of the Agreement.

This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE (Sign)

Printed name:

Address:

APPENDIX A

ZENDESK, INC. 2009 STOCK OPTION AND GRANT PLAN

APPENDIX B

RESTRICTED STOCK UNIT GRANT NOTICE

Name of Grantee:

No. of Restricted Stock Units

Grant Date:

Expiration Date:	[seventh anniversary of Grant Date]

Vesting Commencement Date:	[ALWAYS 15th DAY OF MONTH]

Time-Based Vesting Schedule {COMPANY TO SELECT ONE}:

Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder:

☐ 100% of the Restricted Stock Units shall satisfy the Time Condition on the one year anniversary of Vesting Commencement Date so long Grantee maintains a Service Relationship with the Company or the Employer through and on such date.

☐ 8.333% of the Restricted Stock Units shall satisfy the Time Condition each completed month for 12 months following the Vesting Commencement Date so long as Grantee maintains a Service Relationship with the Company or the Employer. Notwithstanding the foregoing, the Time Condition shall only be satisfied with respect to whole Restricted Stock Units and any rounding down to a number of whole Restricted Stock Units shall correspondingly increase the number of Restricted Stock Units allocated to the final vesting date.

Notwithstanding anything in this Notice or the Agreement to the contrary, in the case of a Sale Event, this Award shall be treated as provided in Section 3(c) of the Plan; provided that any Restricted Stock Units that have satisfied the Time Condition as of the consummation of such Sale Event shall either be assumed, continued or substituted for in accordance with Section 3(c)(iii)(A) of the Plan or cancelled in exchange for a cash payment in accordance with Section 3(c)(iii)(C) of the Plan.

Performance Vesting: As set forth in the Agreement.

STOCK OPTION AGREEMENT TO

ZENDESK APS EMPLOYEES UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Pursuant to its authority under the Zendesk, Inc. 2009 Stock Option and Grant Plan (“Plan”), Zendesk, Inc.’s (“Company”) Committee (as defined in the Plan) has decided to extend, under the Plan and this Stock Option Agreement (“Agreement”), the grant of options (each, a “Stock Option”) to certain Danish employees of its Danish subsidiary, Zendesk, ApS (“Zendesk DK”). The Committee believes that providing such employees with a direct stake in the Company’s welfare will foster a closer alignment between their interests and those of the Company and its shareholders, thereby stimulating their efforts on behalf of the Company and strengthening their desire to stay with the Company as employees of Zendesk DK and perform at the highest levels.

1. Purpose:

Pursuant to the Plan, the Company hereby grants to the undersigned optionee and employee of Zendesk DK (the “Optionee”), Stock Options to purchase on or prior to the expiration date indicated in the attached Stock Option Grant Notice (“Grant Notice”) marked Exhibit A (“Expiration Date”), or such other date as is specified herein, all or any part of the number of shares of Series B Common Stock, par value $0.01 per share (“Series B Common Stock”) of the Company indicated in the Grant Notice (the “Underlying Shares,” and such shares once issued shall be referred to as the “Option Shares”), at the exercise price per share indicated in the Grant Notice (the “Option Exercise Price”), subject to the terms and conditions set forth in this Agreement and in the Plan. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the Plan. This Agreement only applies to Danish employees of Zendesk DK.

Grants of Stock Options under this Agreement are subject to all terms, conditions and definitions as stated in said Plan unless otherwise explicitly stated in this Agreement. The Plan is attached herein and marked as Exhibit B to this Agreement.

2. Vesting, Exercisability and Termination

All relevant clauses in the Plan describing vesting, exercisability and/or termination will apply to the Optionee and grant of Stock Options under this Agreement, however such clauses in the

Plan will be subordinated to obligatory regulation regarding vesting, exercisability and termination in the Danish Act on the Use of Rights to Purchase or Subscribe for Shares etc. in Employment Relationships (in Danish “aktieoptionsloven”)(the “Stock Option Act”).

The Optionee may exercise this Stock Option only in the following manner: Following the Vesting Commencement Date and prior to the Expiration Date, the Optionee may deliver a Stock Option Exercise Notice in the form of Appendix A herein (“Exercise Notice”), indicating his or her election to purchase some or all of the Underlying Shares. Such Exercise Notice shall specify the number of Underlying Shares to be purchased (which in each case shall be no less than 1,000 Underlying Shares, or such lesser number of Underlying Shares then exercisable pursuant to this Stock Option). Payment of the Option Exercise Price for each Option Share may be made by one or more of the methods described in Sections 5(a)(iv)(A), (B), (C) or (D) of the Plan, subject to the limitations contained in such Sections of the Plan. Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

In the event the Optionee elects to exercise a portion of this Stock Option with respect to Shares that have not vested, the Optionee shall also deliver a Restricted Stock Agreement covering such unvested Shares in a form to be provided by the Company (the “Restricted Stock Agreement”) with the same vesting schedule for such Shares as set forth for such Underlying Shares in the Grant Notice. Once the Restricted Stock Agreement is executed and Stock Options exercised, the Underlying Shares (whether or not vested) may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that (i) the Underlying Shares may be transferred without such consent to a Permitted Transferee or upon death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) the Underlying Shares may be transferred without the Company’s consent following an Initial Public Offering, subject to applicable terms and conditions in Section 9 of the Plan. In addition, upon a Termination Event, the Company shall have the right to repurchase Underlying Shares that are unvested as of the date of such Termination Event.

Except as may otherwise be provided by the Committee, and subject to regulation in the Stock Option Act that cannot be deviated from to the detriment of the Optionee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will further be subject to the earlier termination events described below (and if not exercised within such period, shall thereafter terminate):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability (as defined below), Stock Options granted under the Grant Notice may be exercised, to the extent the Underlying Shares are vested on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability or until the Expiration Date, if earlier. For purposes of this Agreement, “Disability” means that an individual is permanently and totally disabled so as to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in the Code) then the following shall apply:

a) If the Optionee terminates his/her Service Relationship with Zendesk DK and the termination is not caused by Zendesk DK’s material breach of the employment contract among Zendesk DK and the Optionee, this Stock Option may be exercised only to the extent the Underlying Shares are vested on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date or other termination date, if earlier.

If Zendesk DK terminates the employment due to breach of the employment contract by the Optionee, or if Zendesk DK summarily terminates the employment for cause (as defined in applicable Danish law and Danish case law), the Stock Option will lapse to the extent it has not been exercised and vested on the effective date of termination of the employment. Such lapse will take place automatically without notice on the effective date of termination of the employment.

b) If any of the following occurs: (i) Zendesk DK terminates Optionee’s employment and such termination is not caused by breach of the employment contract by the Optionee, (ii) the Optionee terminates the employment due to Zendesk DK’s material breach of the employment contract, or (iii) Optionees employment terminates because the Optionee reaches the age of retirement for employees in Zendesk DK or because the Optionee are entitled to receive old-age pension from the Danish state or Zendesk DK, then the Stock Options granted herein shall remain available on unchanged terms and remain exercisable as if the Optionee had still been employed. Also, the Optionee shall be entitled to receive a portion, proportionate to the length of the employment in the accounting year, of the Stock Portions granted herein to which the Optionee would have been entitled according to agreement or custom, had the Optionee still been employed at the end of the accounting year or at the date of grant.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees.

3. Transferability of Stock Options

This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by applicable Danish laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

4. Restrictions on Transfer of Option Shares.

The Option Shares may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Optionee may transfer vested Option Shares without such consent to a Permitted Transferee or upon the death of the Optionee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan. The Option Shares acquired upon exercise of the Stock Option shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in the Restricted Stock Agreement (if applicable) and Section 9 of the Plan, including but not limited to the Lockup Provisions in Section 9(f) thereof.

5. Miscellaneous Provisions.

Subject to any applicable Danish laws which may apply and/or over alter the following provisions due to the (i) employment relations among the Optionee and Zendesk DK or the Company; (ii) the relations among the Optionee and the Company as interpreted by another Danish law, or (iii) the Stock Option Act and/or other Danish laws relating to grants of stock options, the following shall apply to this Agreement:

(a) Equitable Relief. The parties herein agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the number of outstanding shares of Series B Common Stock is increased or decreased, or shares of Series B Common Stock are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law and Venue.

(i) To the extent certain Danish laws supersede the terms of this Agreement, either due to its provisions, legal precedence, or the laws governing the employment relationship among the Optionee and Zendesk DK, this Agreement and grant of Stock Options according to the Plan shall accordingly be governed by and construed in accordance with such Danish laws.

(ii) Subject to the foregoing limitations in this Section 6(d), the following will apply:

(A) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(B) The arbitration shall commence within sixty (60) days of the date on which a written demand for arbitration is filed by any party to this Agreement. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven (7) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(C) The Company and Optionee (each being a party to the Agreement), and any other holder of Option Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such Party will participate in the arbitration in good faith. This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(D) Each Party (i) hereby irrevocably submits to the jurisdiction of the United States District Court in San Francisco County, California for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert to the greatest degree allowed by applicable law (including any Danish law), by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek, to the greatest degree allowed by any applicable law (including any Danish law) any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of all Parties and is essential to the overall purpose of this Agreement. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

(e) Headings. The headings of provisions in this Agreement are intended only for convenience in finding the subject matter, do not constitute part of the text of this Agreement, and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered, certified mail, postage prepaid, or email. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such Party in writing to the other from time to time.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

6. Taxes

The grant of Stock Options according to the Plan and this Agreement to Optionees will as the main rule be subject to taxation according to Danish tax law.

According to the Danish legislation (2012), all Gains realized by the Optionee (“Gains” defined herein, with respect to each Stock Option, as the difference between the Option Exercise Price and the fair market value of the Underlying Share on the exercise date thereof) will be taxed as personal income, as salary including labour market contribution, on the time of exercise of the Stock Options, according to the Danish Tax Assessment Act Section 28.

Zendesk DK will report to the Danish Tax Authorities (“SKAT”) compliant with Danish regulation as in effect from time to time.

Irrespective of the obligation of Zendesk DK to report the benefit/spread to SKAT, the Optionee hereby agrees to comply with his/her obligation under the applicable Danish tax law to ensure and verify that the Gains are reported correctly in the annual tax return of such Optionee (or any permitted transferee thereof).

[Remainder of this Page Left Blank Intentionally]

Signatures:

This Agreement, including the Plan, is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned Optionee and Zendesk, Inc. as of the last date appearing in the signature box below:

ZENDESK, INC.

By:
Alan Black, CFO

OPTIONEE:

The undersigned Optionee hereby acknowledges receiving and reviewing a copy of the Plan, including without limitation, Section 9 thereof, and understands that the Stock Options granted hereby are subject to terms of the Plan and this Agreement.

This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan, SPECIFICALLY INCLUDING THE GOVERNING LAW AND VENUE PROVISIONS IN SECTION 5(d) OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date indicated in the signature page below.

OPTIONEE (Sign.):

Printed name:

Date:

Address:

DESIGNATED BENEFICIARY (if Optionee wishes to designate under the Plan)

Beneficiary Name:

Address:

Exhibit A

Stock Option Grant Notice

Under the Zendesk, Inc.

2009 Stock Option and Grant Plan

Name of Optionee:

No. of Underlying Shares: Shares of Series B Common Stock.

Grant Date:

Expiration Date:

Vesting Commencement Date:

Option Exercise Price/Share: $

Vesting Schedule:

Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the Underlying Shares subject to this Stock Option shall become vested on the following dates (as indicated near one of the following vesting schedules):

[    ] 100% of the Underlying Shares shall vest on the one year anniversary of Vesting Commencement Date so long as the Optionee maintains a Service Relationship through and on such date. Until they become vested, the Underlying Shares shall be subject to the Company’s right of repurchase upon applicable Termination Events.

[    ] 8.333% of the Underlying Shares shall vest at the end of each month beginning on the first month following the Vesting Commencement Date so long as the Optionee maintains a Service Relationship through and on such date. Until they become vested, the Underlying Shares shall be subject to the Company’s right of repurchase upon applicable Termination Events.

[    ] 66.666% of the Underlying Shares shall vest on the one year anniversary of the Vesting Commencement Date; thereafter, 5.555% of the Underlying Shares shall vest at the end of each month following the one year anniversary of the of the Vesting Commencement Date. Until they become vested, the Underlying Shares shall be subject to the Company’s right of repurchase upon applicable Termination Events.

Notwithstanding anything in the Agreement to the contrary in the case of a Sale Event, this Stock Option shall be treated as provided in Section 3(c) of the Plan.

Appendix A

STOCK OPTION EXERCISE NOTICE

Zendesk, Inc.
Attention: Chief Financial Officer

Pursuant to the terms of my stock option agreement(s) between the undersigned and Zendesk, Inc. (the “Company”) under the Zendesk, Inc. 2009Stock Option and Grant Plan, I hereby exercise such option by including herein payment in the amount of $             representing the purchase price for the Underlying Shares.

Name of Optionee:

Grant Date	Full or partial exercise	Number of Options Exercised	Price per share	Total Exercise Price

I have chosen the following form(s) of payment:

[ ] 1.	Cash
[ ] 2.	Certified or bank check payable to Zendesk, Inc.
[ ] 3.	Other (as referenced in the Agreement and described in the Plan (please describe))

                                                                                  .

In connection with my exercise of this Stock Option as set forth above, I hereby represent and warrant to the Company as follows:

i.	I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

ii.	I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

iii.	I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

iv.	I can afford a complete loss of the value of the Option Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.

v.	I understand that I may not sell, transfer, or otherwise dispose of any Option Shares without the advance express written consent of the Company, unless such transfer constitutes a transfer to a Permitted Transferee or a transfer upon my death, as specifically provided for in Section 9(a)(ii)(A) and (B) of the Zendesk, Inc. 2009 Stock Option and Grant Plan. I further agree to the terms contained in the Restricted Stock Agreement regarding transfer restrictions on unvested but exercised Stock Options.

vi.	To the extent required, I have executed and delivered to the Company the Restricted Stock Agreement.

vii.	I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

viii.	I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9 of the Plan.

ix.	I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9 of the Plan.

Sincerely yours,

Print Name:

Signature:

Address:

Date:

Exhibit B

ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

STOCK OPTION AGREEMENT (GERMANY)

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Pursuant to the Zendesk, Inc. 2009 Stock Option and Grant Plan, as amended (the “Plan,” attached herein and marked Appendix A), Zendesk, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the undersigned optionee (the “Optionee”), who is an employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase all or any part of the number of shares of Series B Common Stock, par value $0.01 per share (“Series B Common Stock”) of the Company indicated on the Stock Option Grant Notice (“Grant Notice,” attached herein and marked Appendix D) (the “Underlying Shares,”), at the exercise price per share indicated in the Grant Notice (the “Option Exercise Price”), by filing a Stock Option Exercise Notice (“Exercise Notice”) in the form attached herein and marked Appendix B. Such Exercise Notice may be filed on or prior to the expiration date (“Expiration Date”) indicated in the Grant Notice, or such earlier date as is specified herein, subject to the terms and conditions set forth in this Stock Option Agreement (this “Agreement”) and in the Plan.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) Except as set forth in the Plan, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice provided the Optionee’s Service Relationship continues through each vesting date.

(b) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), this Stock Option may continue to be exercised, to the extent this Stock Option is vested and exercisable on the date of termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability (as defined in Section 422(c) of the Code) or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code), and unless otherwise determined by the Committee, this Stock Option may continue to be exercised, to the extent this Stock Option is vested and exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. In addition, for purposes hereof, the Optionee’s Service Relationship will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or any of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any). Unless otherwise expressly provided in this Agreement or the Plan or determined by the Company, (i) the Optionee’s right to vest in the Stock Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any); and (ii) the period (if any) during which the Optionee may exercise the Stock Option after such termination of the Optionee’s employment or service relationship will commence on the date the Optionee cease to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where the Optionee is employed or terms of the Optionee’s employment agreement, if any: The Committee. shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of his or her Stock Option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence). Any portion of this Stock Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

2. Exercise of Stock Option. The Optionee may exercise this Stock Option only in the following manner:

(a) Prior to the Expiration Date, the Optionee may deliver an Exercise Notice indicating his or her election to purchase some or all of the Underlying Shares. Such notice shall specify the number of Underlying Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee shall not be permitted to designate a beneficiary.

5. Restrictions on Transfer of Underlying Shares. The Underlying Shares acquired upon exercise of the Stock Option may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Optionee may transfer the Underlying Shares without such consent (i) to a Permitted Transferee or upon the death of the Optionee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) following an Initial Public Offering. In addition, such Underlying Shares shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and.

6. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase the Underlying Shares deemed Restricted Stock as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

7. Tax Withholdings. Optionee acknowledges that benefits and rights provided under the Plan may be subject to federal, state, local or foreign income tax and social security withholding requirements. The parties hereto agree the following:

(a) Where the Optionee is not employed by the Company, the Optionee agrees that he or she shall inform the Subsidiary employing Optionee immediately of any exercise of Stock Options by providing a copy of the relevant Exercise Notice.

(b) Prior to the exercise of the Stock Option, Optionee will pay or make appropriate arrangements with the Company (or its Subsidiary employing Optionee) for the satisfaction of all federal, state, local and foreign income tax and social security withholding requirements of the Company (or its Subsidiary employing Optionee) applicable to the exercise. In this regard, Optionee authorizes the Company (or its Subsidiary employing Optionee) to withhold all required amounts legally payable by Optionee from his or her wages or other cash compensation paid to the Optionee by the Company (or its Subsidiary employing Optionee). Alternatively, or in addition, the Optionee will pay to the Company (or its Subsidiary employing Optionee) any amount that the Company (or its Subsidiary employing the Optionee) may be required to withhold.

(c) If the Optionee makes no appropriate arrangements with the Company (or its Subsidiary employing Optionee), the Company (or its Subsidiary employing Optionee) will have the power and the right to withhold all required amounts legally payable by Optionee from his or her wages or other cash compensation paid to the Optionee by the Company (or its Subsidiary employing Optionee) or require the Optionee to remit to the Company (or its Subsidiary employing Optionee), an amount sufficient to satisfy all federal, state, local or foreign income tax and/or social security contributions required to be withheld by law. Alternatively, or in addition, if permissible under local law, the Company may, in its discretion, (i) sell or arrange for the sale of Underlying Shares that Optionee acquires to meet the withholding obligation, and/or (ii) withhold in Underlying Shares, provided that the Company only withholds the amount of Underlying Shares necessary to satisfy the minimum withholding amount.

(d) Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Underlying Shares if such withholding amounts are not delivered at the time of exercise.

8. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the outstanding shares of Series B Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Underlying Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Underlying Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

10. Nature of Grant. In accepting the Stock Option, the Optionee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;

(c) all decisions with respect to future Stock Option or other grants, if any, will be at the sole discretion of the Company;

(d) the Optionee is voluntarily participating in the Plan;

(e) the Stock Option and any Underlying Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f) the Stock Option and any Underlying Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purposes, including, but not limited, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the Underlying Shares is unknown, indeterminable, and cannot be predicted with certainty;

(h) if the Underlying Shares do not increase in value, the Stock Option will have no value;

(i) if the Optionee exercises the Stock Option and acquires Underlying Shares, the value of such Underlying Shares may increase or decrease in value, even below the Option Exercise Price;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Option resulting from the termination of the Optionee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the

Optionee’s employment agreement, if any), and in consideration of the grant of the Stock Option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company or any of its Subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Company and its Subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k) unless otherwise provided in the Plan or by the Company in its discretion, the Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have the Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and

(l) neither the Company nor any of its Subsidiaries shall not be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of the Stock Option or of any amounts due to the Optionee pursuant to the exercise of the Stock Option or the subsequent sale of any Underlying Shares acquired upon exercise.

11. Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Stock Option grant materials (“Data”) by and among the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

The Optionee understands that the Company and its Subsidiaries may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all stock options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

The Optionee understands that Data will be transferred to a third party stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, the chosen third party stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any of its Subsidiaries will not be adversely affected; the only adverse consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Optionee Stock Options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

12. Language. If the Optionee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13. Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). In case of payments in connection with securities (including proceeds realized upon the sale of Shares), the report must be made by the 5th day of the month following the month in which the payment was received and must be filed electronically. The form of report (Allgemeine Meldeportal Statistik) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. The Optionee is responsible for satisfying the reporting obligation.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC., San Francisco, CA

By:
Alan Black, CFO

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement.

The undersigned also hereby acknowledges and agrees that the Underlying Shares are subject to transfer restrictions as set forth in Section 5 of the Agreement.

This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 9 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE (Sign)

Printed name:

Address:

APPENDIX A

ZENDESK, INC. 2009 STOCK OPTION AND GRANT PLAN

APPENDIX B

STOCK OPTION EXERCISE NOTICE

To: Zendesk, Inc., attention Chief Financial Officer

Pursuant to the terms of my stock option agreement(s) between the undersigned and Zendesk, Inc. (the “Company”) under the Zendesk, Inc. 2009 Stock Option and Grant Plan, I hereby exercise such option by including herein payment in the form of a personal check representing the purchase price for the Underlying Shares.

Name of Optionee:	Today’s Date

	# of Underlying Shares	Strike Price per Underlying Share	Aggregate exercise price
Number of Underlying Shares underlying options granted on , 20		$
(if multiple options are involved, please list separately)

Underlying Shares that I am acquiring		$	$

Underlying Shares that I am not acquiring now

Payment to Zendesk			$

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company, including tax advisers with regards to any tax implications.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Underlying Shares and am able to bear the economic risk of holding such Underlying Shares for an indefinite period of time.

(v) I understand that the shares of Series B Common Stock that I acquire upon exercise of the Stock Options (using Appendix B) as well as any shares of Series A Common Stock and Series B Common Stock that I have previously purchased, been granted, or that are subject to other awards made to me under the Plan, may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that I may transfer any such shares without such consent (i) to a Permitted Transferee (as defined in the Plan) or upon my death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) subject to the other transfer restrictions as set forth in Section 9 of the Plan, upon an Initial Public Offering.

(vi) I understand that the Underlying Shares may not be registered under the Securities Act (it being understood that the Underlying Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Underlying Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Underlying Shares will include similar restrictive notations.

(vii) I have read and understand the Plan and acknowledge and agree that the Underlying Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(viii) I understand and agree that the Company has a right of first refusal with respect to the Underlying Shares pursuant to Section 9(b) of the Plan.

(ix) I understand and agree that the Company has certain repurchase rights with respect to the Underlying Shares pursuant to Section 9(c) of the Plan.

(x) I understand and agree that I may not sell or otherwise transfer or dispose of the Underlying Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

Sincerely yours,

OPTIONEE:

Name:

Address:

APPENDIX D

STOCK OPTION GRANT NOTICE

Name of Optionee:	_____________________________________________

No. of Underlying Shares	_________________ Shares of Series B Common Stock

Grant Date:	___________________________, 201___

Expiration Date:	___________________________, 202___

Vesting begins on:	___________________________ 201___ (Vesting Commencement Date)

Option Exercise Price/Share:	$0.__________

Vesting Schedule:

Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested with respect to the Underlying Shares on the respective dates indicated below:

(i) 25% of the Underlying Shares shall vest on the first anniversary of the Vesting Commencement Date; and

(ii) 2.0833% of the Underlying Shares shall vest each completed month for 36 months following the first anniversary of the Vesting Commencement Date,

so long as the Optionee maintains a Service Relationship on each such date.

Notwithstanding anything in the Agreement to the contrary in the case of a Sale Event, this Stock Option shall be treated as provided in Section 3(c) of the Plan.

STOCK OPTION AGREEMENT (IRELAND)

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Pursuant to the Zendesk, Inc. 2009 Stock Option and Grant Plan, as amended (the “Plan,” attached herein and marked Appendix A), Zendesk, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the undersigned optionee (the “Optionee”), who is an employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase all or any part of the number of shares of Series B Common Stock, par value $0.01 per share (“Series B Common Stock”) of the Company indicated on the Stock Option Grant Notice (“Grant Notice,” attached herein and marked Appendix D) (the “Underlying Shares,”), at the exercise price per share indicated in the Grant Notice (the “Option Exercise Price”), by filing a Stock Option Exercise Notice (“Exercise Notice”) in the form attached herein and marked Appendix B. Such Exercise Notice may be filed on or prior to the expiration date (“Expiration Date”) indicated in the Grant Notice, or such earlier date as is specified herein, subject to the terms and conditions set forth in this Stock Option Agreement (this “Agreement”) and in the Plan.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) This Stock Option shall be immediately exercisable, regardless of whether the Underlying Shares are vested.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the Underlying Shares shall be vested on the respective dates indicated below:

(i) All Underlying Shares shall be initially unvested.

(ii) The Underlying Shares shall vest in accordance with the Vesting Schedule set forth in the Grant Notice provided the Optionee’s Service Relationship continues through each vesting date.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), this Stock Option may continue to be exercised, to the extent the Underlying Shares are vested on the date of termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability (as defined in Section 422(c) of the Code) or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code), and unless otherwise determined by the Committee, this Stock Option may continue to be exercised, to the extent the Underlying Shares are vested on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. In addition, for purposes hereof, the Optionee’s Service Relationship will be considered terminated as of the date that the Optionee is no longer actively providing services to the Company or any of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any). Unless otherwise expressly provided in this Agreement or the Plan or determined by the Company, (i) the Optionee’s right to vest in the Stock Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any).

Any portion of this Stock Option with respect to Underlying Shares that are not vested on the date of termination of the Service Relationship, as described above, shall terminate immediately and be null and void.

2. Exercise of Stock Option. The Optionee may exercise this Stock Option only in the following manner:

(a) Prior to the Expiration Date, the Optionee may deliver an Exercise Notice indicating his or her election to purchase some or all of the Underlying Shares. Such notice shall specify the number of Underlying Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Underlying Shares, if any, that have previously vested, and then with respect to the Underlying Shares that will next vest, with the Underlying Shares that vest at the latest date being exercised last. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) In the event the Optionee exercises a portion of this Stock Option with respect to Underlying Shares that have not vested, the Optionee shall also deliver a Restricted Stock Agreement covering such unvested Underlying Shares in the form attached herein and marked Appendix C (the “Restricted Stock Agreement”) with the same vesting schedule for such Underlying Shares as set forth for the Underlying Shares herein. The Restricted Stock Agreement shall be deemed a Restricted Stock Award and all Underlying Shares so acquired pursuant to such Restricted Stock Agreement shall be deemed Restricted Stock for all purposes under the Plan.

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee shall not be permitted to designate a beneficiary.

5. Restrictions on Transfer of Underlying Shares. The Underlying Shares acquired upon exercise of the Stock Option may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Optionee may transfer the Underlying Shares without such consent (i) to a Permitted Transferee or upon the death of the Optionee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) following an Initial Public Offering. In addition, such Underlying Shares shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and, if applicable, the Restricted Stock Agreement.

6. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase the Underlying Shares deemed Restricted Stock as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

7. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the outstanding shares of Series B Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Underlying Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Underlying Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

9. Tax Withholdings. Optionee acknowledges that benefits and rights provided under the Plan may be subject to federal, state, local or foreign income tax and social security withholding requirements. The parties hereto agree to the following:

(a) Prior to any taxable event related to the Stock Option, Optionee will pay or make appropriate arrangements with the Company (or its Subsidiary employing Optionee) for the satisfaction of all federal, state, local and foreign income tax and social security withholding requirements of the Company (or its Subsidiary employing Optionee) applicable to the taxable event. In this regard, Optionee will authorizes the Company (or its Subsidiary employing Optionee) to withhold all required amounts legally payable by Optionee from his or her wages or other cash compensation paid to the Optionee by the Company (or its Subsidiary employing Optionee). Alternatively, or in addition, the Optionee will pay to the Company (or its Subsidiary employing Optionee) any amount that the Company (or its Subsidiary employing the Optionee) may be required to withhold.

(b) If the Optionee makes no appropriate arrangements with the Company (or its Subsidiary employing Optionee), the Company (or its Subsidiary employing Optionee) will have the power and the right to withhold all required amounts legally payable by Optionee from his or her wages or other cash compensation paid to the Optionee by the Company (or its Subsidiary employing Optionee) or require the Optionee to remit to the Company (or its Subsidiary employing Optionee) an amount sufficient to satisfy all federal, state, local or foreign income tax and/or social security contributions required to be withheld by law. Alternatively, or in addition, if permissible under local law, the Company may, in its discretion, (i) sell or arrange for the sale of Underlying Shares that Optionee acquires to meet the withholding obligation, and/or (ii) withhold in Underlying Shares, provided that the Company only withholds the amount of Underlying Shares necessary to satisfy the minimum withholding amount.

(c) Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Underlying Shares if such withholding amounts are not delivered at the time of exercise.

10. Data Protection.

(a) By entering into this Agreement, and as a condition of the grant of the Stock Option, Optionee consents to the collection, use, and transfer of Data as described in this paragraph to the full extent permitted by and in full compliance with applicable laws.

(b) Optionee understands that the Company and its Subsidiaries hold Data about the Optionee for the purpose of managing and administering the Plan.

(c) Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any Data Recipients.

(d) Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States. Optionee authorises the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Underlying Shares on Optionee’s behalf, to a broker or third party with whom the Underlying Shares acquired on exercise may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Optionee’s Data continues to be adequately protected and securely held.

(e) Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company. Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan.

(f) For purposes of this Agreement, the terms (1) “Data” shall mean certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company, details of all options or other entitlement to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Optionee’s favor; and (ii) “Data Recipient” shall mean third parties assisting the Company in the implementation, administration, and management of the Plan.

11. Additional Terms.

(a) Optionee has no right to compensation or damages for any loss in respect of the Stock Option where such loss arises (or is claimed to arise), in whole or in part, from the termination of Optionee’s Service Relationship, or notice to terminate Optionee’s Service Relationship given by or to Optionee.

(b) Optionee has no right to compensation or damages for any loss in respect of an Stock Option where such loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Subsidiary, or the transfer of any business from a Subsidiary to any person which is not a Subsidiary.

12. Nature of Grant. In accepting the Stock Option, the Optionee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;

(c) all decisions with respect to future Stock Option or other grants, if any, will be at the sole discretion of the Company;

(d) the Stock Option grant and the Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming a Service Relationship with the Company (or its Subsidiary employing Optionee or any other Subsidiary), and shall not interfere with the ability of the Company (or its Subsidiary employing Optionee or any other Subsidiary), as applicable, to terminate the Optionee’s Service Relationship;

(e) the Optionee is voluntarily participating in the Plan;

(f) the Stock Option and any Underlying Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(g) the Stock Option and any Underlying Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purposes, including, but not limited, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h) the future value of the Underlying Shares is unknown, indeterminable, and cannot be predicted with certainty;

(i) if the underlying Shares do not increase in value, the Stock Option will have no value;

(j) if the Optionee exercises the Stock Option and acquires Underlying Shares, the value of such Underlying Shares may increase or decrease in value, even below the Option Exercise Price;

(k) no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Option resulting from the termination of the Optionee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and in consideration of the grant of the Stock Option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company or any of its Subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Company and its Subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(l) unless otherwise provided in the Plan or by the Company in its discretion, the Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have the Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and

(m) neither the Company nor any of its Subsidiaries shall not be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of the Stock Option or of any amounts due to the Optionee pursuant to the exercise of the Stock Option or the subsequent sale of any Underlying Shares acquired upon exercise.

13. Director Notification Requirement. If the Optionee is a director, shadow director or secretary of an Irish Subsidiary, the Optionee must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., the Stock Option or Underlying Shares), or within five business days of becoming aware of the event giving rise to the notification requirement, or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor children (whose interests, if any, will be attributed to the director, shadow director or secretary.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC., San Francisco, CA

By:
Alan Black, CFO

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement.

The undersigned also hereby acknowledges and agrees that the Underlying Shares are subject to transfer restrictions as set forth in Section 5 of the Agreement.

This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE (Sign)

Printed name:

Address:

APPENDIX A

ZENDESK, INC. 2009 STOCK OPTION AND GRANT PLAN

APPENDIX B

STOCK OPTION EXERCISE NOTICE FOR VESTED AND EARLY EXERCISE

To: Zendesk, Inc., attention Chief Financial Officer

Pursuant to the terms of my stock option agreement(s) between the undersigned and Zendesk, Inc. (the “Company”) under the Zendesk, Inc. 2009 Stock Option and Grant Plan, I hereby exercise such option by including herein payment in the form of a personal check representing the purchase price for the Underlying Shares being acquired.

Name of Optionee:	Today’s Date

	# of Underlying Shares	Strike Price per Underlying Share	Extended exercise price
Number of Underlying Shares underlying options granted on , 20		$
(if multiple options are involved, please list separately)

Vested Underlying Shares that I am acquiring		$	$

Unvested Underlying Shares that I am acquiring by exercising early

Underlying Shares that I am not acquiring now

Payment to Zendesk			$

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company, including tax advisers with regards to any tax implications.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Underlying Shares and am able to bear the economic risk of holding such Underlying Shares for an indefinite period of time.

(v) I understand that the shares of Series B Common Stock that I acquire upon exercise of the Stock Options (using Appendix B) as well as any shares of Series A Common Stock and Series B Common Stock that I have previously purchased, been granted, or that are subject to other awards made to you under the Plan, may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that I may transfer any such shares without such consent (i) to a Permitted Transferee (as defined in the Plan) or upon my death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) subject to the other transfer restrictions as set forth in Section 9 of the Plan, upon an Initial Public Offering.

(vi) I understand that the Underlying Shares may not be registered under the Securities Act (it being understood that the Underlying Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Underlying Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Underlying Shares will include similar restrictive notations.

(vii) To the extent required, I have executed and delivered to the Company the Restricted Stock Agreement, attached as Appendix C to the Agreement.

(viii) I have read and understand the Plan and acknowledge and agree that the Underlying Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(ix) I understand and agree that the Company has a right of first refusal with respect to the Underlying Shares pursuant to Section 9(b) of the Plan.

(x) I understand and agree that the Company has certain repurchase rights with respect to the Underlying Shares (including, without limitation, Underlying Shares deemed Restricted Stock issued pursuant to a Restricted Stock Award) pursuant to Section 9(c) of the Plan.

(xi) I understand and agree that I may not sell or otherwise transfer or dispose of the Underlying Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

Sincerely yours,

OPTIONEE:

Name:

Address:

APPENDIX C

RESTRICTED STOCK AGREEMENT FOR EARLY EXERCISE OF STOCK OPTION (IRELAND)

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Optionee Name
Date of Original Grant
Date of Early Exercise Notice
Number of Restricted Shares purchased herein
Price paid per share
Aggregate purchase price

All capitalized terms used in this Restricted Stock Agreement for Early Exercise Option (“Agreement”) and not otherwise defined shall have the respective meanings set forth in the Stock Option Agreement (including Appendices thereto) (the “Option Agreement”) between Zendesk, Inc. (the “Company”) and undersigned Optionee granting Optionee Stock Options to purchase shares of Series B Common Stock under the Zendesk, Inc. 2009 Stock Option and Grant Plan (the “Plan”), as amended by the Amendment to Stock Option Agreement signed by the Optionee (collectively, the “Option Agreement”). This Agreement shall be considered a Restricted Stock Award for all purposes under the Plan.

Upon signing this Agreement and delivering the Stock Option Notice (“Exercise Notice”) to the Company, Company shall deliver to Optionee Underlying Shares to be acquired upon exercise, subject to the following terms:

1. Purchase and Sale of Underlying Shares; Vesting.

(a) Purchase and Sale. The Company hereby sells to the Optionee, and the Optionee is purchasing from the Company, the number of Underlying Shares set forth in the Exercise Notice, pursuant to the Option Agreement, for the aggregate Option Exercise Price for the Underlying Shares so purchased.

(b) Vesting. The risk of forfeiture shall lapse with respect to the Underlying Shares, and such Underlying Shares shall become vested, on the respective dates indicated on the Vesting Schedule set forth in Appendix D to the Option Agreement. The Underlying Shares shall be considered Shares of Restricted Stock (as defined in the Plan) for purposes of this Agreement and the Plan.

2. Repurchase Right. Upon a Termination Event or Repurchase Event, the Company shall have the right to repurchase the Underlying Shares deemed to be Restricted Stock as set forth in Section 9(c) of the Plan.

3. Restrictions on Transfer of Underlying Shares. The Underlying Shares (whether or not vested) may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Underlying Shares may be transferred without such consent (i) to a Permitted Transferee or upon death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) subject to the other transfer restrictions as set forth in Section 9 of the Plan, following a Initial Public Offering. The Underlying Shares (whether or not vested) shall remain subject to the other transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Agreement shall be subject to and governed by all the terms and conditions of the Plan.

5. Escrow and Stock Assignment. The certificates for any Underlying Shares shall be deposited in escrow with the Company to be held in escrow with the Company. Each deposited certificate shall be accompanied by a duly executed stock assignment separate from certificate in the form attached hereto as Appendix C-1 (the “Assignment”). The deposited certificates and the Assignment, together with any other assets or securities from time to time deposited with the Company pursuant to this Agreement shall remain in escrow until such time or times as the Underlying Shares are released from the Company’s right to repurchase the Underlying Shares as set forth in Section 9(c) of the Plan. If the Company (or its assignees) elects to exercise its right to repurchase the Underlying Shares as set forth in Section 9(c) of the Plan then the escrowed certificates for such Underlying Shares being repurchased (together with any other assets or securities issued with respect thereto) shall be delivered to the Company, concurrently with the payment to the Holder, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the applicable repurchase price for the Underlying Shares being repurchased, and the Optionee shall cease to have any further rights or claims with respect to such Underlying Shares (or other assets or securities attributable to such Underlying Shares).

6. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Optionee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Underlying Shares if and to the extent the Underlying Shares are entitled to voting rights. The Optionee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Underlying Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(b) Section 83(b) Election. The Optionee shall consult with the Optionee’s tax advisor to determine whether it would be appropriate for the Optionee to make an election under Section 83(b) of the Code with respect to the Underlying Shares. Any such election must be filed with the Internal Revenue Service within 30 days of the date of exercise. If the Optionee makes an election under Section 83(b) of the Code, the Optionee shall give prompt notice to the Company (and provide a copy of such election to the Company).

(c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

7. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Underlying Shares, this Agreement, or the breach, termination or validity of the Plan, the Underlying Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 - 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Underlying Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

The foregoing Restricted Stock Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC.

By:
Chief Financial Officer

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Underlying Shares purchased hereby are subject to the terms of the Plan and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Option Agreement and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

Appendix 1 to

Restricted Stock Agreement

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Zendesk, Inc.                  shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate(s) No.      herewith and hereby irrevocably constitutes and appoints the Secretary and other officers of the Company attorneys to transfer said stock on the books of the Company with full power of substitution in the premises.

Date:

By:

Print Stockholder Name:

INSTRUCTIONS: Stockholder to sign and print name only. All other blanks and date should be left blank. To be completed by Company upon exercise of repurchase right.

APPENDIX D

STOCK OPTION GRANT NOTICE

Name of Optionee:	_____________________________________________

No. of Underlying Shares	_______________ Shares of Series B Common Stock

Grant Date:	___________________________, 201___

Expiration Date:	___________________________, 202___ [NOT TO EXCEED 7 YEARS FROM GRANT]

Vesting begins on:	___________________________, 201___ (Vesting Commencement Date)

Option Exercise Price/Share:	$0.__________

Vesting Schedule:

Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested with respect to the Underlying Shares on the respective dates indicated below:

(i) 25% of the Underlying Shares shall vest on the first anniversary of the Vesting Commencement Date; and

(ii) 2.0833% of the Underlying Shares shall vest each completed month for 36 months following the first anniversary of the Vesting Commencement Date,

so long as the Optionee maintains a Service Relationship on each such date.

Notwithstanding anything in the Agreement to the contrary in the case of a Sale Event, this Stock Option shall be treated as provided in Section 3(c) of the Plan.

RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

(IRELAND)

Pursuant to the Zendesk, Inc. 2009 Stock Option and Grant Plan, as amended (the “Plan,” attached herein and marked Appendix A), Zendesk, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the undersigned grantee (the “Grantee”), an award of the number of Restricted Stock Units (an “Award”) indicated on the Restricted Stock Unit Grant Notice (“Grant Notice,” attached herein and marked as Appendix B), subject to the terms and conditions set forth in this Restricted Stock Unit Award Agreement (this “Agreement”) and in the Plan. Each Restricted Stock Unit shall relate to one share (a “Share”) of Series B Common Stock.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan.

1. Conditions and Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with Section 3 of this Agreement.

(a) Time Condition. The Time Condition shall be satisfied in accordance with the Time-Based Vesting Schedule set forth in the Grant Notice.

(b) Performance Vesting. The Restricted Stock Units shall only satisfy the Performance Vesting on the first to occur of (i) immediately prior to a Sale Event or (ii) the completion of Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date.

(c) Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Time Condition and the Performance Vesting, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

2. Termination of Service Relationship. If the Grantee’s Service Relationship terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in Section 1(a) above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Vesting set forth in Section 1(b) above, but shall expire and be of no further force or effect on the first to occur of (a) three years after the date on which the Grantee’s Service Relationship terminates, or (b) the Expiration Date.

For purposes of the foregoing, the Grantee’s Service Relationship will be considered terminated as of the date the Grantee is no longer actively providing services to the Company or any Subsidiary (regardless of the reason for such termination and whether or not later to be found invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantees’s employment agreement, if any). Unless otherwise expressly provided in this Agreement or determined by the Company, the Grantee’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any); the Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Restricted Stock Unit grant (including whether Participant may still be considered to be providing services while on a leave of absence).

3. Receipt of Shares of Stock. As soon as reasonably practicable following each Vesting Date, the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have satisfied the Time Condition and Performance Vesting pursuant to Section 1 of this Agreement and which have not been previously issued by the Company to the Grantee and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan.

5. Transfer Restrictions.

(a) Award Not Transferrable. The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee.

(b) Beneficiary Designation. This Award is personal to the Grantee and the Grantee shall not be permitted to designate a beneficiary. In the event of the Grantee’s death after a Vesting Date but before the settlement of this Award in accordance with the terms and conditions of this Award, the legal representative of the Grantee or the Grantee’s estate shall be entitled to the benefits under this Award.

(c) Restrictions on Transfer of Shares. The Shares acquired upon settlement of the Restricted Stock Units may not be sold, transferred or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 1 of this Agreement; (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement; and (iii) the Grantee has obtained the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Grantee may transfer the Shares without such consent specified in this subparagraph (iii): (x) to a Permitted Transferee or upon the death of the Grantee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (y) following an Initial Public Offering. In addition, the Shares shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

6. Grantee Responsible for Tax-Related Items. Regardless of any action that the Company or the Grantee’s actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Company or Employer may satisfy all Tax-Related Items for which they have the obligation or authority to withhold or remit payment, in their sole discretion, (i) by withholding Shares from those Shares to be issued to the Grantee upon settlement of the Award; (ii) with respect to a Grantee who is not an executive officer or director of the Company nor subject to the reporting requirements of Section 16 of the Exchange Act at the time of such withholding, by the Company causing its transfer agent to sell from the number of Shares to be issued to the Grantee, the number of Shares necessary to satisfy the applicable Tax Related Items; or (iii) by requiring the Grantee to pay to the Company or Employer, or make arrangements satisfactory to the Committee for payment of, the required Tax Related Items. The Grantee shall not make any claim against the Employer, the Company or its Board of Directors, officers, affiliates or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the Series B Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee will be deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

7. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief,

including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the outstanding shares of Series B Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of, this Award or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

8. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan, this Agreement, or the breach, termination or validity of the Plan or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within sixty (60) days of the date on which a written demand for arbitration is filed by any party to this Agreement. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company and the Grantee (each being a party to the Agreement), and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such Party will participate in the arbitration in good faith. This Section 8 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (A) hereby irrevocably submits to the jurisdiction of any United States District Court in San Francisco County, California for the purpose of enforcing the award or decision in any such proceeding, (B) hereby waives, and agrees not to assert, to the greatest degree allowed by applicable law (including any Irish law), by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (C) hereby waives and agrees not to seek, to the greatest degree allowed by applicable law (including any Irish law), any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of all Parties and is essential to the overall purpose of this Agreement. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Acknowledgements of the Grantee.

(a) The Grantee represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(b) In the event that the sale or issuance of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of this Award resulting in the transfer of Shares that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(c) Neither the Company nor any Subsidiary of Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the Service Relationship of the Grantee at any time.

(d) The Granteee understands that the Shares may not be registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof).

(e) The Grantee understands and agrees that he or she may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

10. Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c) all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(d) the Grantee is voluntarily participating in the Plan;

(e) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;

(f) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for any purposes, including calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(h) no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s Service Relationship (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and in consideration of the grant of the Restricted Stock Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Company, any Subsidiary or Affiliate, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries and Affiliates from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(i) unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Series B Common Stock; and

(j) neither the Company, nor any Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

12. Data Protection.

(a) By entering into this Agreement, and as a condition of the grant of the Award, Grantee consents to the collection, use, and transfer of Data as described in this paragraph to the full extent permitted by and in full compliance with applicable laws.

(b) Grantee understands that the Company and its Subsidiaries hold Data about the Grantee for the purpose of managing and administering the Plan.

(c) Grantee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Grantee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any Data Recipients.

(d) Grantee understands that these Data Recipients may be located in Grantee’s country of residence or elsewhere, such as the United States. Grantee authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Grantee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on Grantee’s behalf, to a broker or third party with whom the Shares acquired at settlement may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Grantee’s Data continues to be adequately protected and securely held.

(e) Grantee understands that Grantee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Grantee’s consent herein in writing by contacting the Company. Grantee further understands that withdrawing consent may affect Grantee’s ability to participate in the Plan.

(f) For purposes of this Agreement, the terms (i) “Data” shall mean certain personal information about the Grantee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company, details of all options or other entitlement to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Grantee’s favor; and (ii) “Data Recipient” shall mean third parties assisting the Company in the implementation, administration, and management of the Plan.

13. Director Notification Requirement. If the Grantee is a director, shadow director or secretary of an Irish Subsidiary, the Grantee must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., the Restricted Stock Units or Underlying Shares), or within five business days of becoming aware of the event giving rise to the notification requirement, or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor children (whose interests, if any, will be attributed to the director, shadow director or secretary.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC., San Francisco, CA

By:
Alan Black, CFO

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Award granted hereby is subject to the terms of the Plan and of this Agreement.

The undersigned also hereby acknowledges and agrees that the Shares are subject to transfer restrictions as set forth in Section 5 of the Agreement.

This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE (Sign)

Printed name:

Address:

APPENDIX A

ZENDESK, INC. 2009 STOCK OPTION AND GRANT PLAN

APPENDIX B

RESTRICTED STOCK UNIT GRANT NOTICE

Name of Grantee:

No. of Restricted Stock Units

Grant Date:

Expiration Date:	[seventh anniversary of Grant Date]

Vesting Commencement Date:	[Always on the 15th day of the month]

Time-Based Vesting Schedule:

Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder:

[25 percent] of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date (the “Initial Time Vesting Date”) provided that the Grantee continues to have a Service Relationship with the Company or the Employer on the Initial Time Vesting Date

[2.0833%] of the Restricted Stock Units shall satisfy the Time Condition each completed month for [36] months following the one-year anniversary of the Vesting Commencement Date (each date, a “Time Vesting Date”), for so long as the Grantee continues to have a Service Relationship with the Company or the Employer.

Notwithstanding the foregoing, the Time Condition shall only be satisfied with respect to whole Restricted Stock Units and any rounding down to a number of whole Restricted Stock Units shall correspondingly increase the number of Restricted Stock Units allocated to the [36th] Time Vesting Date.

Notwithstanding anything in this Notice or the Agreement to the contrary, in the case of a Sale Event, this Award shall be treated as provided in Section 3(c) of the Plan; provided that any Restricted Stock Units that have satisfied the Time Condition as of the consummation of such Sale Event shall either be assumed, continued or substituted for in accordance with Section 3(c)(iii)(A) of the Plan or cancelled in exchange for a cash payment in accordance with Section 3(c)(iii)(C) of the Plan. [In addition, insert any special acceleration rights here.]

Performance Vesting: As set forth in the Agreement.

RESTRICTED STOCK UNIT AWARD AGREEMENT - SINGAPORE

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Pursuant to the Zendesk, Inc. 2009 Stock Option and Grant Plan, as amended (the “Plan,” attached herein and marked Appendix A), Zendesk, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the undersigned grantee (the “Grantee”), an award of the number of Restricted Stock Units (an “Award”) indicated on the Restricted Stock Unit Grant Notice (“Grant Notice,” attached herein and marked as Appendix B), subject to the terms and conditions set forth in this Restricted Stock Unit Award Agreement - Singapore (this “Agreement”) and in the Plan. Each Restricted Stock Unit shall relate to one share (a “Share”) of Series B Common Stock.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Conditions and Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with Section 3 of this Agreement.

(a) Time Condition. The Time Condition shall be satisfied in accordance with the Time-Based Vesting Schedule set forth in the Grant Notice.

(b) Performance Vesting. The Restricted Stock Units shall only satisfy the Performance Vesting on the first to occur of (i) immediately prior to a Sale Event or (ii) the Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date.

(c) Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Time Condition and the Performance Vesting, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

2. Termination of Service Relationship. If the Grantee’s Service Relationship terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in Section 1(a) above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Vesting set forth in Section 1(b) above, but shall expire and be of no further force or effect on the first to occur of (a) three years after the date on which the Grantee’s Service Relationship terminates, or (b) the Expiration Date.

For purposes of the foregoing, the Grantee’s Service Relationship will be considered terminated as of the date Grantee is no longer actively providing services to the Company or any Subsidiary or Affiliate (regardless of the reason for such termination and whether or not later to be found invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantees’s employment agreement, if any). Unless otherwise determined by the Company, the Grantee’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any). The Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Restricted Stock Unit grant (including whether the Grantee may still be considered to be providing services while on a leave of absence).

3. Receipt of Shares of Stock. As soon as practicable following each Vesting Date, but in no event later than March 15th of the year following the calendar year in which the Vesting Date occurs, the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have satisfied the Time Condition and Performance Vesting pursuant to Section 1 of this Agreement on such Vesting Date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares. Subject to the foregoing, the Company generally expects to issue such Shares on a quarterly basis during the second month of each quarter following a Vesting Date(s); however, this schedule could be modified based on certain securities law restrictions.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan.

5. Transfer Restrictions.

(a) Award Not Transferrable. The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee.

(b) Beneficiary Designation. This Award is personal to the Grantee and the Grantee shall not be permitted to designate a beneficiary. In the event of the Grantee’s death after a Vesting Date but before the settlement of this Award in accordance with the terms and conditions of this Award, the legal representative of the Grantee or the Grantee’s estate shall be entitled to the benefits under this Award.

(c) Restrictions on Transfer of Shares. The Shares acquired upon settlement of the Restricted Stock Units may not be sold, transferred or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Section 1 of this Agreement; (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement; and (iii) the Grantee has obtained the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Grantee may transfer the Shares without such consent specified in this subparagraph (iii): (x) to a Permitted Transferee or upon the death of the Grantee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (y) following an Initial Public Offering. In addition, the Shares shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

6. Tax Withholding.

(a) Grantee Responsible for Tax-Related Items. Regardless of any action that the Company or the Grantee’s actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Withholding. The Grantee shall, not later than the date as of which the receipt or settlement of this Award becomes a taxable event to the Grantee, satisfy any Tax-Related Items due in connection with the Award. The Grantee authorizes the Company and the Employer to satisfy this withholding obligation for Tax-Related Items, at their discretion, (i) by withholding Shares from those Shares to be issued to the Grantee upon settlement of the Award; (ii) with respect to a Grantee who is not an executive officer or director of the Company nor subject to the reporting requirements of Section 16 of the Exchange Act at the time of such withholding, by the Company causing its transfer agent to sell from the number of Shares to be issued to the Grantee, the number of Shares necessary to satisfy the Tax-Related Items required by law to be withheld from the Grantee on account of such transfer; or (iii) by requiring the Grantee to pay to the Company, or make arrangements satisfactory to the Committee for payment of, the Tax-Related Items.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the Series B Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee will be deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

7. Section 409A of the Code. This Award is intended to constitute a “short term deferral” for purposes of Section 409A of the Code to the greatest extent possible and the Award will be administered and interpreted in accordance with that intent. To the extent that any provision of this Agreement is ambiguous as to its exemption from Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are exempt from Section 409A of the Code. Solely for purposes of Section 409A of the Code, each issuance of Shares on (or shortly following) a Vesting Date shall be considered a separate payment. The Company makes no representation or warranty and shall have no liability to the Grantee or any other person if any provisions of this Award are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

8. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the outstanding shares of Series B Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee in exchange for, or by virtue of his or her ownership of, this Award or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Award, this Agreement, or the breach, termination or validity of the Plan, this Award or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 9 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

10. Acknowledgements of the Grantee.

(a) The Grantee represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(b) In the event that the sale or issuance of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of this Award resulting in the transfer of Shares that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(c) Neither the Company nor any Subsidiary or Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the Service Relationship of the Grantee at any time.

(d) The Granteee understands that the Shares may not be registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof).

(e) The Grantee understands and agrees that he or she may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

11. Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c) all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(d) the Grantee is voluntarily participating in the Plan;

(e) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;

(f) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for any purposes, including calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(h) no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s Service Relationship (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and in consideration of the grant of the Restricted Stock Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Company, any Subsidiary or Affiliate, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries and Affiliates from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(i) unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Series B Common Stock; and

(j) neither the Company, nor any Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

12. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

13. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Award grant materials (“Data”) by and among, as applicable, the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company and the Employer may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares of Series B Common Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

The Grantee understands that Data will be transferred to a third party stock plan service provider as may be selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the chosen stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her Service Relationship and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Grantee’s consent is that the Company would not be able to grant the Grantee Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

14. Language. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

15. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

16. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other Award recipient.

17. Securities Law Information. The grant of the Restricted Stock Units is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and is not made with a view to the Restricted Stock Units being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Grantee should note that the Restricted Stock Units are subject to section 257 of the SFA and the Grantee will not be able to make (i) any subsequent sale of Shares in Singapore or (ii) any offer of such subsequent sale of Shares subject to the Restricted Stock Units in Singapore, unless such sale or offer in is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

18. Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that he or she may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell Shares or rights to Shares (e.g., Restricted Stock Units) under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company, as defined by the laws in Singapore. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee is responsible for ensuring compliance with any applicable restrictions and should speak with his or her personal legal advisor on this matter.

19. Director Notification Requirement. Directors, associate directors and shadow directors of a Singapore Subsidiary or Affiliate are subject to certain notification requirements under the Singapore Companies Act. Directors, associate directors and shadow directors must notify the Singapore Subsidiary Affiliate in writing of an interest (e.g., Restriction Stock Units, Shares, etc.) in the Company or any related company within two business days of (i) its acquisition or disposal, (ii) any change in a previously disclosed interest (e.g., when the Shares are sold), or (iii) becoming a director, associate director or shadow director.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC., San Francisco, CA

By:
Alan Black, CFO

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Award granted hereby is subject to the terms of the Plan and of this Agreement.

The undersigned also hereby acknowledges and agrees that the Shares are subject to transfer restrictions as set forth in Section 5 of the Agreement.

This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 9 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE (Sign)

Printed name:

Address:

APPENDIX A

ZENDESK, INC. 2009 STOCK OPTION AND GRANT PLAN

APPENDIX B

RESTRICTED STOCK UNIT GRANT NOTICE

Name of Grantee:

No. of Restricted Stock Units

Grant Date:

Expiration Date:	[seventh anniversary of Grant Date]

Vesting Commencement Date:

Time-Based Vesting Schedule:

Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder:

[25 percent] of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date (the “Initial Time Vesting Date”) provided that the Grantee continues to have a Service Relationship with the Company or the Employer on the Initial Time Vesting Date.

[2.0833%] of the Restricted Stock Units shall satisfy the Time Condition each month for [36] months beginning on the one-year anniversary of the Vesting Commencement Date (each date, a “Time Vesting Date”), for so long as the Grantee continues to have a Service Relationship with the Company or the Employer.

Notwithstanding the foregoing, the Time Condition shall only be satisfied with respect to whole Restricted Stock Units and any rounding down to a number of whole Restricted Stock Units shall correspondingly increase the number of Restricted Stock Units allocated to the [36th] Time Vesting Date.

Notwithstanding anything in this Notice or the Agreement to the contrary, in the case of a Sale Event, this Award shall be treated as provided in Section 3(c) of the Plan; provided that any Restricted Stock Units that have satisfied the Time Condition as of the consummation of such Sale Event shall either be assumed, continued or substituted for in accordance with Section 3(c)(iii)(A) of the Plan or cancelled in exchange for a cash payment in accordance with Section 3(c)(iii)(C) of the Plan. [In addition, insert any special acceleration rights here.]

Performance Vesting: As set forth in the Agreement.

OPTION AGREEMENT

UNDER THE UK EMI SUB-PLAN TO THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Pursuant to the UK EMI Sub-Plan to the Zendesk, Inc. 2009 Stock Option and Grant Plan (the “Plan”), Zendesk, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the undersigned optionee (the “Optionee”), who is an Eligible Employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the expiration date (as indicated on Exhibit A, the “Expiration Date”), or such earlier date as is specified herein, all or any part of the number of shares of Series B Common Stock, par value $0.01 per share (“Series B Common Stock”), of the Company indicated on Exhibit A (the “Underlying Shares,” and such shares once issued shall be referred to as the “Option Shares”), at the exercise price per share indicated on Exhibit A (the “Option Exercise Price”), subject to the terms and conditions set forth in this Option Agreement (this “Agreement”) and in the Plan. This Stock Option is intended to be an Unapproved Option as defined in Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”).

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

1. Vesting, Exercisability and Termination.

(a) This Stock Option shall be immediately exercisable, regardless of whether the Underlying Shares are vested.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the Underlying Shares shall be vested on the respective dates indicated in Exhibit A. Notwithstanding anything herein to the contrary in the case of a Sale Event, this Stock Option shall be treated as provided in Section 3(c) of the Plan unless otherwise indicated in Exhibit A.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate, subject in each case to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), this Stock Option may continue to be exercised, to the extent the Underlying Shares are vested on the date of termination, by the Optionee or the Optionee’s Personal Representative for a period of 12 months from the date of death or disability or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code), and unless otherwise determined by the Committee, this Stock Option may continue to be exercised, to the extent the Underlying Shares are vested on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her Personal Representative. Any portion of this Stock Option with respect to Underlying Shares that are not vested on the date of termination of the Service Relationship shall terminate immediately and be null and void.

2. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Underlying Shares with respect to which this Stock Option is exercisable at the time of such notice (together with a signed Section 431 Election, in the form of Appendix B, and a signed Joint Election). Such notice shall specify the number of Underlying Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Underlying Shares, if any, that have previously vested, and then with respect to the Underlying Shares that will next vest, with the Underlying Shares that vest at the latest date being exercised last. Payment of the purchase price (together with any Option Tax Liability and Secondary NIC Liability) may be made by one or more of the methods described in Sections 5(a)(iv)(A), (B), (C) or (D) of the Plan, subject to the limitations contained in such Sections of the Plan.

(b) In the event the Optionee exercises a portion of this Stock Option with respect to Underlying Shares that have not vested, the Optionee shall also deliver a Restricted Stock Agreement in a form provided by the Company covering such unvested Underlying Shares (the “Restricted Stock Agreement”) with the same vesting schedule for such Underlying Shares as set forth for the Underlying Shares herein. The Restricted Stock Agreement shall be deemed a Restricted Stock Award and all Underlying Shares so acquired pursuant to such Restricted Stock Agreement shall be deemed Restricted Stock for all purposes under the Plan.

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than to Optionee’s Personal Representative on Optionee’s death. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee.

5. Restrictions on Transfer of Underlying Shares. The Underlying Shares may not be sold, transferred or otherwise disposed of without the advance express written consent of the

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Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Optionee may transfer the Underlying Shares without such consent to a Permitted Transferee or upon the death of the Optionee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan and (ii) following an Initial Public Offering. In addition, the Underlying Shares shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and, if applicable, the Restricted Stock Agreement.

6. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase any Underlying Shares deemed Restricted Stock as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

7. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Series B Common Stock, the outstanding shares of Series B Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or the Underlying Shares.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California. The Section 431 Election and Joint Election shall be governed by the laws of England and Wales.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

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(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

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(c) The Company, the Optionee, each party to the Agreement and any other holder of Underlying Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

9. Tax Obligations.

(a) Withholding. In the event that the Company determines that it is required to account to HM Revenue & Customs for the Option Tax Liability and any Secondary NIC Liability or to withhold any other tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of the Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding liabilities. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Underlying Shares purchased by exercising this Option.

(b) Tax Consultation. Optionee understands that he or she may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Underlying Shares. Optionee represents that he or she will consult with any tax advisors Optionee deems appropriate in connection with the purchase or disposition of the Underlying Shares and that Optionee is not relying on the Company for any tax advice.

(c) Section 431 Election. As a further condition of the exercise of this Option, the Optionee shall have signed a Section 431 Election in the form set out in Appendix B or in such other form as may be determined by HM Revenue & Customs from time to time.

5

(d) Employer’s National Insurance Charges. As a further condition of the exercise of an Option under the Plan the Optionee shall join with the Company and employing company, or if and to the extent that there is a change in the law, any other company or person who is or becomes a secondary contributor in making a Joint Election which has been approved by HM Revenue & Customs, for the transfer of the whole any Secondary NIC Liability.

(e) Optionee’s Tax Indemnity.

(i) Indemnity. To the extent permitted by law, the Optionee hereby agrees to indemnify and keep indemnified the Company, and the Company as trustee for and on behalf of any related corporation, for any Option Tax Liability.

(ii) No Obligation to Issue Underlying Shares. The Company shall not be obliged to allot and issue any Underlying Shares or any interest in Underlying Shares pursuant to the exercise of this Option unless and until the Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against the Option Tax Liability and the Secondary NIC Liability, or the Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability and any Secondary NIC Liability will be recovered from the Optionee within such period as the Company may then determine.

(iii) Right of Retention. In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of shares to which the Optionee would have otherwise been entitled upon the exercise of this Option, such number of Underlying Shares as, in the opinion of the Company, will enable the Company to sell as agent for the Optionee (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Optionee’s liability under such indemnity.

10. Data Protection.

(a) By entering into this Option Agreement, and as a condition of the grant of the Option, Optionee consents to the collection, use, and transfer of personal data as described in this paragraph to the full extent permitted by and in full compliance with applicable laws.

(b) Optionee understands that the Company and its Subsidiaries hold Data about the Optionee for the purpose of managing and administering the Plan.

(c) Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any Data Recipients.

(d) Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States. Optionee authorises the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for

6

the purposes of implementing, administering, and managing Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Underlying Shares on Optionee’s behalf, to a broker or third party with whom the Underlying Shares acquired on exercise may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Optionee’s personal data continues to be adequately protected and securely held.

(e) Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company. Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan.

11. Additional Terms.

(a) Optionee has no right to compensation or damages for any loss in respect of the Option where such loss arises (or is claimed to arise), in whole or in part, from the termination of Optionee’s employment; or notice to terminate employment given by or to Optionee. This exclusion of liability shall apply however termination of employment, or the giving of notice, is caused other than in a case where a competent tribunal or court, from which there can be no appeal (or which the relevant employing company has decided not to appeal), has found that the cessation of the Optionee’s employment amounted to unfair or constructive dismissal of Optionee and however compensation or damages may be claimed.

(b) Optionee has no right to compensation or damages for any loss in respect of an Option where such loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Subsidiary of the Company; or the transfer of any business from a Subsidiary of the Company to any person which is not a Subsidiary of the Company. This exclusion of liability shall apply however the change of status of the relevant company, or the transfer of the relevant business, is caused, and however compensation or damages may be claimed.

[SIGNATURE PAGE FOLLOWS]

7

This Agreement has been executed and delivered as a deed on the date set out below.

Dated:

SIGNED as a DEED
BY ZENDESK, INC.	)
acting by the under-mentioned	)
person(s) acting on the authority of	)
the Company in accordance with the	)
laws of the territory of its incorporation:	)

Authorised signatory                                                                                  Chief Financial Officer

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to. by the undersigned as of the date first above written. This Agreement has been executed and delivered as a deed on the date set out above.

The undersigned also hereby acknowledges and agrees that the Underlying Shares are subject to transfer restrictions as set forth in Section 5 of the Agreement.

SIGNED as a DEED )
By the under-mentioned Optionee)
in the presence of:

Witness signature:

Name:

Address:

8

Appendix A

STOCK OPTION EXERCISE NOTICE

(to be prepared only to exercise Stock Options)

Zendesk, Inc.
Attention: [ ]

Pursuant to the terms of my stock option agreement(s) between the undersigned and Zendesk, Inc. (the “Company”) under the UK EMI Sub-Plan to the Zendesk, Inc. 2009 Stock Option and Grant Plan, I, hereby partially/fully exercise such option by including herein payment in the amount of $             representing the purchase price (and any Option Tax Liability and Secondary NIC Liability) representing the purchase price for the Underlying Shares.

Name of Optionee:

Grant Date	Full or partial exercise	Number of Options Exercised	Price per share	Total Exercise Price

I also include a signed Section 431 Election and Joint Election. I have chosen the following form(s) of payment:

[ ]	1.	Cash

[ ]	2.	Certified or bank cheque payable to Zendesk, Inc.

[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe)) .

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Underlying Shares and am able to bear the economic risk of holding such Underlying Shares for an indefinite period of time.

(v) I understand that the shares of Series B Common Stock that I acquire upon exercise of the Options (using Exhibit B) as well as any shares of Series A Common Stock and Series B Common Stock that I have previously purchased, been granted, or that are subject to other awards made to you under the Plan, may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that I may transfer any such shares without such consent (i) to a Permitted Transferee (as defined in the Plan) or upon my death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) subject to the other restrictions on transfer set forth in the Plan, upon an Initial Public Offering I understand that the Underlying Shares may not be registered under the Securities Act of 1933 (it being understood that the Underlying Shares are being issued and sold in reliance on the exemption provided in Rule 701 or another applicable exemption thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Underlying Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Underlying Shares will include similar restrictive notations.

Sincerely yours,

Name:

Address:

Appendix B – Section 431 Election

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee	name

whose National Insurance Number is

and

the Company (who is the Employee’s employer) of Company Registration Number	Zendesk UK Limited 07622459

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

                 shares of Series B Common Stock of Zendesk, Inc.

To be acquired by the Employee after                     [d /m /y] under the terms of the UK EMI Sub-Plan to the Zendesk, Inc 2009 Stock Option and Stock Grant Plan.

4.	Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities.

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition (* and each subsequent acquisition) of employment-related securities to which this election applies.

(* delete as appropriate)

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Zendesk UK Ltd General Manager / Director	Date

/ /
Signature (Employee)	Date

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Exhibit A

Option Grant

Under the UK EMI Sub-Plan to the Zendesk, Inc.

2009 Stock Option and Grant Plan

Name of Optionee:

Underlying Shares:	Shares of Series B Common Stock

Date Granted by Parent Board of Directors:

Expiration Date:

Vesting Begins on		(Vesting Commencement Date)

Option Exercise Price/Share:	$

Vesting Schedule: Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested with respect to the Underlying Shares on the respective dates indicated below:

(i) 25% of the Underlying Shares shall vest on the first anniversary of the Vesting Commencement Date; and

(ii) 2.0833% of the Underlying Shares shall vest each completed month for 36 months following the first anniversary of the Vesting Commencement Date,

so long as the Optionee maintains a Service Relationship on each such date.

[; provided, however INSERT ANY ACCELERATED VESTING PROVISION HERE].

Exhibit B

Zendesk, Inc. 2009 Stock Option and Grant Plan

[ATTACH]

Exhibit C

UK EMI Sub-Plan to the Zendesk, Inc.

2009 Stock Option and Grant Plan

[ATTACH]

Restricted Stock Agreement for Early Exercise of Unapproved Option Under the UK EMI

Sub Plan to the

Zendesk, Inc. 2009 Stock Option and Grant Plan

Optionee Name
Date of Original Grant
Date of Early Exercise Notice
Number of Restricted Shares purchased herein
Price paid per share
Aggregate purchase price

All capitalized terms used in this Restricted Stock Agreement for Early Exercise Option (“Agreement”) and not otherwise defined shall have the respective meanings set forth in the Stock Option Agreement (including the Appendices thereto) (the “Option Agreement”) between Zendesk, Inc. (the “Company”) and the undersigned Optionee granting Optionee Stock Options to purchase shares of Series B Common Stock under the UK EMI Sub Plan to the Zendesk, Inc. 2009 Stock Option and Grant Plan (the “Plan”). This Agreement shall be considered a Restricted Stock Award for all purposes under the Plan.

Upon signing this Agreement and delivering the Stock Option Exercise Notice (“Exercise Notice”) to the Company, Company shall deliver to Optionee, the Underlying Shares to be acquired upon exercise, subject to the following terms:

1. Purchase and Sale of Underlying Shares; Vesting.

(a) Purchase and Sale. The Company hereby sells to the Optionee, and the Optionee is purchasing from the Company, the number of Underlying Shares set forth in the Exercise Notice, pursuant to the Option Agreement, for the aggregate Option Exercise Price for the Underlying Shares so purchased.

(b) Vesting. The risk of forfeiture shall lapse with respect to the Underlying Shares, and such Underlying Shares shall become vested, on the respective dates indicated on the Vesting Schedule set forth in Exhibit A to the Option Agreement. The Underlying Shares shall be considered Shares of Restricted Stock (as defined in the Plan) for purposes of this Agreement and the Plan.

2. Repurchase Right. Upon a Termination Event or a Repurchase Event, the Company shall have the right to repurchase the Underlying Shares deemed to be Restricted Stock as set forth in Section 9(c) of the Plan.

3. Restrictions on Transfer of Underlying Shares. The Underlying Shares (whether or not vested) may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Underlying Shares may be transferred without such consent (i) to a Permitted Transferee or upon death, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan, and (ii) following a Initial Public Offering. The Underlying Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Agreement shall be subject to and governed by all the terms and conditions of the Plan.

5. Escrow and Stock Assignment. The certificates for any Underlying Shares shall be deposited in escrow with the Company to be held in escrow with the Company. Each deposited certificate shall be accompanied by a duly executed stock assignment separate from certificate in the form attached hereto as Appendix 1 (the “Assignment”). The deposited certificates and the Assignment, together with any other assets or securities from time to time deposited with the Company pursuant to this Agreement shall remain in escrow until such time or times as the Underlying Shares are released from the Company’s right to repurchase the Underlying Shares as set forth in Section 9(c) of the Plan. If the Company (or its assignees) elects to exercise its right to repurchase the Underlying Shares as set forth in Section 9(c) of the Plan then the escrowed certificates for such Underlying Shares being repurchased (together with any other assets or securities issued with respect thereto) shall be delivered to the Company, concurrently with the payment to the Holder, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the applicable repurchase price for the Underlying Shares being repurchased, and the Optionee shall cease to have any further rights or claims with respect to such Underlying Shares (or other assets or securities attributable to such Underlying Shares).

6. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Optionee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Underlying Shares if and to the extent the Underlying Shares are entitled to voting rights. The Optionee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Underlying Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(b) Section 83(b) Election. The Optionee shall consult with the Optionee’s tax advisor to determine whether it would be appropriate for the Optionee to make an election under Section 83(b) of the Code with respect to the Underlying Shares. Any such election must be filed with the Internal Revenue Service within 30 days of the date of exercise. If the Optionee makes an election under Section 83(b) of the Code, the Optionee shall give prompt notice to the Company (and provide a copy of such election to the Company).

(c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

7. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Underlying Shares, this Agreement, or the breach, termination or validity of the Plan, the Underlying Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 - 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Underlying Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

The foregoing Restricted Stock Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date first above written.

ZENDESK, INC.

By:
Alan Black, Chief Financial Officer

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Underlying Shares purchased hereby are subject to the terms of the Plan and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Option Agreement and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

Appendix 1 to

Restricted Stock Agreement

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Zendesk, Inc.                  shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate(s) No.      herewith and hereby irrevocably constitutes and appoints the Secretary and other officers of the Company attorneys to transfer said stock on the books of the Company with full power of substitution in the premises.

Date:

By:

Print Stockholder Name:

INSTRUCTIONS: Stockholder to sign and print name only. All other blanks and date should be left blank. To be completed by Company upon exercise of repurchase right.

21

RESTRICTED STOCK AGREEMENT

UNDER THE ZENDESK, INC.

2009 STOCK OPTION AND GRANT PLAN

Pursuant to the Zendesk, Inc. 2009 Stock Option and Grant Plan (the “Plan”), Zendesk, Inc., a Delaware corporation (together with any successor entity, the “Company”), hereby grants, sells and issues to the undersigned individual (the “Grantee”), who is an officer, employee, director, Consultant or other key person of the Company or any of the Subsidiaries, the number of shares set forth on Exhibit A (the “Shares”) at the per share purchase price set forth on Exhibit A, which represents the fair market value per share on the Grant Date (the “Per Share Purchase Price”), subject to the terms and conditions set forth herein and in the Plan. The Grantee agrees to the provisions set forth herein and acknowledges that each such provision is a material condition of the Company’s agreement to issue and sell the Shares to him or her. The Company hereby acknowledges receipt of the amount set forth as the Purchase Price on Exhibit A in full payment for the Shares. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations, mergers, reorganizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company received on or in respect of Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which they were issued, and shall be deemed Shares as if and to the same extent they were issued at the date hereof.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

1. Purchase and Sale of Shares; Vesting; Investment Representations.

(a) Purchase and Sale. On the date hereof, the Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, the number of Shares set forth above for the Per Share Purchase Price.

(b) Vesting. On the date of this Agreement, all of the Shares are non-transferable and subject to a substantial risk of forfeiture and are Shares of Restricted Stock. On each of the dates listed on Exhibit A, the risk of forfeiture shall lapse and vest with respect to the respective number of Shares indicated on Exhibit A if Grantee remains in a Service Relationship with the Company on each such date.

(c) Investment Representations. In connection with the purchase and sale of the Shares contemplated by Section 1(a) above, the Grantee hereby represents and warrants to the Company as follows:

(i) The Grantee is purchasing the Shares for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers with respect to the Grantee’s investment in the Company.

(iii) The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(v) The Grantee understands that the Grantee may not sell, transfer, or otherwise dispose of any Shares without the advance express written consent of the Company, unless such transfer constitutes a transfer to a Permitted Transferee or a transfer upon the Grantee’s death, as specifically provided for in Section 9(a)(ii)(A) and (B) of the Zendesk, Inc. 2009 Stock Option and Grant Plan.

(vi) The Grantee understands that the Shares are not registered under the Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(d) Repurchase Right. Upon a Termination Event or other Repurchase Event, the Company shall have the right to repurchase the Shares as set forth in Section 9(c) of the Plan.

2. Restrictions on Transfer of Shares. The Shares (whether or not vested) may not be sold, transferred or otherwise disposed of without the advance express written consent of the Company, which consent may be given or denied in the Company’s sole and absolute discretion; provided, however, that the Grantee may transfer the Shares without such consent to a Permitted Transferee or upon the death of the Grantee, in accordance with the terms and conditions of Section 9(a)(ii)(A) and (B) of the Plan. The Shares shall be subject to certain additional transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan; provided, however, that in the case of a Termination Event, the Company shall only have the right to repurchase Shares of Restricted Stock which are unvested as of the date of such Termination Event.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Award shall be subject to and governed by all the terms and conditions of the Plan.

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4. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(b) Equitable Relief. The parties hereto agree and declare that legal remedies are inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other. Notices to any holder of the Shares other than the Grantee shall be addressed to the address furnished by such holder to the Company.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

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(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

5. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Award, this Agreement, or the breach, termination or validity of the Plan, this Award or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 5 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject

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personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Restricted Stock Agreement as of                  ,         .

ZENDESK, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Shares granted hereby are subject to the terms of the Plan and of this Agreement.

The undersigned also hereby acknowledges and agrees that the Shares are subject to transfer restrictions as set forth in Section 2 of the Agreement.

This Agreement is hereby accepted, and the terms and conditions hereof and of the Plan, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS IN SECTION 5 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date above written.

GRANTEE:

Name:

Address:

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SPOUSE’S CONSENT I acknowledge that I have read the foregoing Restricted Stock Agreement and understand the contents thereof.

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Exhibit A

Restricted Stock Agreement

Under the Zendesk, Inc.

2009 Stock Option and Grant Plan

Name of Grantee:

No. of Shares:

Grant Date:

Per Share Purchase Price:

Receipt of Purchase Price $          (the “Purchase Price”)

Vesting Schedule: Subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the risk of forfeiture shall lapse and the Shares shall become vested on the respective dates indicated below on the respective dates below:

25% of the Shares shall vest on:

2.0833% of the Shares shall vest each month for 36 months beginning on so long as the Grantee maintains a Service Relationship on each such date.

Notwithstanding anything in the Agreement to the contrary in the case of a Sale Event, the Shares shall be treated as provided in Section 3(c) of the Plan.

[Acceleration of Vesting Upon a Sale Event. Add any acceleration provisions here.]